                                                                    EXHIBIT 10.2




                   933 MURPHY RANCH ROAD, MILPITAS, CALIFORNIA



                                      LEASE

                                     BETWEEN

                             WB MURPHY RANCH, L.L.C.

                                  ("LANDLORD")

                                       AND

                                   XICOR, INC.

                                   ("TENANT")

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE 1 TERM................................................................1

ARTICLE 2 POSSESSION..........................................................3

ARTICLE 3 RENT................................................................4

ARTICLE 4 RENTAL ADJUSTMENT...................................................5

ARTICLE 5 SECURITY DEPOSIT....................................................9

ARTICLE 6 USE.................................................................9

ARTICLE 7 NOTICES............................................................11

ARTICLE 8 BROKERS............................................................11

ARTICLE 9 HOLDING OVER; SURRENDER............................................11

ARTICLE 10 TAXES ON TENANT'S PROPERTY........................................12

ARTICLE 11 CONDITION OF PREMISES.............................................13

ARTICLE 12 ALTERATIONS.......................................................13

ARTICLE 13 REPAIRS...........................................................14

ARTICLE 14 LIENS.............................................................16

ARTICLE 15 ENTRY BY LANDLORD AND RESERVED RIGHTS OF LANDLORD.................17

ARTICLE 16 UTILITIES AND SERVICES............................................18

ARTICLE 17 BANKRUPTCY........................................................18

ARTICLE 18 INDEMNIFICATION...................................................18

ARTICLE 19 DAMAGE TO TENANT'S PROPERTY; WAIVER OF SUBROGATION................19

ARTICLE 20  INSURANCE........................................................20

ARTICLE 21 DAMAGE OR DESTRUCTION.............................................21

ARTICLE 22 EMINENT DOMAIN....................................................23

ARTICLE 23 DEFAULTS AND REMEDIES.............................................24

ARTICLE 24 ASSIGNMENT AND SUBLETTING.........................................26

ARTICLE 25 SUBORDINATION; MORTGAGEE PROTECTION...............................28

ARTICLE 26 ESTOPPEL CERTIFICATE..............................................29

ARTICLE 27 SIGNAGE...........................................................30

ARTICLE 28 RULES AND REGULATIONS.............................................30

ARTICLE 29 CONFLICT OF LAWS..................................................31

ARTICLE 30 SUCCESSORS AND ASSIGNS............................................31

ARTICLE 31 SURRENDER OF PREMISES.............................................31

ARTICLE 32 ATTORNEYS' FEES...................................................31

ARTICLE 33 PERFORMANCE BY TENANT.............................................31

ARTICLE 34 BRIDGE CONFERENCE ROOM............................................32

ARTICLE 35 DEFINITION OF LANDLORD............................................32

ARTICLE 36 WAIVER............................................................33

ARTICLE 37 IDENTIFICATION OF TENANT..........................................33

ARTICLE 38 PARKING...........................................................33

ARTICLE 39 TERMS AND HEADINGS................................................34

ARTICLE 40 EXAMINATION OF LEASE..............................................34

ARTICLE 41 TIME..............................................................34

ARTICLE 42 PRIOR AGREEMENT:  AMENDMENTS......................................34

ARTICLE 43 SEPARABILITY......................................................34

ARTICLE 44 RECORDING.........................................................34

ARTICLE 45 CONSENTS..........................................................35

ARTICLE 46 LIMITATION ON LIABILITY...........................................35

ARTICLE 47 RIDERS............................................................35

ARTICLE 48 EXHIBITS..........................................................36

ARTICLE 49 MODIFICATION FOR LENDER...........................................36

ARTICLE 50 INTENTIONALLY OMITTED.............................................36

ARTICLE 51 HAZARDOUS MATERIALS...............................................36

ARTICLE 52 FORCE MAJEURE.....................................................38

ARTICLE 53 COUNTERPARTS......................................................38

ARTICLE 54 REASONABLE EXPENDITURES...........................................38

ARTICLE 55 APPROVALS.........................................................38

                                LIST OF EXHIBITS


EXHIBIT A                             The Premises

EXHIBIT B                             The Project

EXHIBIT C                             Work Letter Agreement

EXHIBIT D                             Rules and Regulations

EXHIBIT E                             Intentionally Omitted

EXHIBIT F                             Commencement Date Memorandum

EXHIBIT G                             Estoppel Certificate

EXHIBIT H                             List of Hazardous Materials

EXHIBIT I                             Form of SNDA

EXHIBIT J                             Bridge Conference Room

        The exhibits attached hereto are incorporated into and made a part of this Lease.

        THIS LEASE is made as of October 8, 2002, by and between WB MURPHY RANCH, L.L.C., a Delaware limited liability company ("Landlord"), and XICOR, INC., a California corporation ("Tenant").

        Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain office building, consisting of Floors 1 and 2, located at 933 Murphy Ranch Road, Milpitas, California (the "Premises") outlined on the floor plan attached hereto and marked EXHIBIT A, the Premises being agreed, for the purposes of this Lease, to have an area of approximately 61,757 rentable square feet, and part of a 5 building complex (the "Project") more particularly described in EXHIBIT B attached hereto. The Project contains approximately 351,824 square feet of space. As used herein, the definition of "Premises" shall also include (i) that certain "Equipment Pad" (as defined in the Work Letter attached hereto as EXHIBIT C) and (ii) that certain area adjacent to the Building (the "Pad Area") (as shown on the Preliminary Plans, as defined in the Work Letter). Tenant acknowledges and agrees that Landlord may elect to sell one or more of the buildings within the Project and that upon any such sale Tenant's pro-rata share of those Direct Expenses allocated to the outside areas of the Project shall, if appropriate, be adjusted accordingly by Landlord. Landlord hereby acknowledges and agrees that any and all furniture located in the Premises as of the date hereof shall be the property of Tenant.

        Landlord and Tenant agree that said letting and hiring is upon and subject to the terms, covenants and conditions herein set forth. Tenant covenants, as a material part of the consideration for this Lease, to keep and perform each and all of said terms, covenants and conditions for which Tenant is liable and that this Lease is made upon the condition of such performance.

                                    ARTICLE 1
                                      TERM

        1.1 Commencement Date. The term of this Lease shall be for ninety-six
(96) months ("Lease Term"), unless sooner terminated as hereinafter provided. The Lease Term shall commence on January 1, 2003 (the "Scheduled Commencement Date"); provided, however, that if either the first or second floors of the Premises are not Substantially Complete (as hereinafter defined) by the Scheduled Commencement Date, and such a delay is due solely to a Landlord Delay (as defined in the Work Letter), or Force Majeure (as defined in Article 52), the Commencement Date of the Lease shall be extended on a day for day basis for each day of such a delay. In the event the Tenant Improvements (as defined in the Work Letter) on either the first or second floors of the Premises are Substantially Complete prior to the Scheduled Commencement Date, Tenant shall have the right to early occupancy of such floor of the Premises, subject to all the terms and conditions of this Lease, except for Tenant's obligation to pay Rent (as defined below). Tenant hereby acknowledges and agrees that the installation of the elevator and the demising of the lobby of the Premises shall be completed by Tenant, at

Landlord's cost and expense, pursuant to the terms of the Work Letter; provided, however, that the completion of such work shall not be a condition to the commencement of the Lease.

               The first and second floors of the Premises shall be deemed to be "Substantially Complete" with respect to such floor on the earliest of the date on which: (1) Landlord or Tenant files or causes to be filed with the City of Milpitas (the "City"), if required, an architect's notice of substantial completion, with respect to such floor of the Premises, or similar written notice that such floor of the Premises is substantially complete, (2) Tenant first occupies such floor of the Premises for the operation of Tenant's business, or (3) a certificate of occupancy (or a reasonably substantial equivalent such as a signoff from a building inspector or a temporary certificate of occupancy) is issued for such floor of the Premises.

               1.1.1 The date that the Lease commences in accordance with this
Article 1 shall be referred to herein as the "Commencement Date."

               1.1.2 On and after the Commencement Date, the Lease shall continue in full force and effect for the period of time specified as the Term or until this Lease is terminated as otherwise provided herein. As soon as the Commencement Date is determined, Tenant shall execute a Commencement Date Memorandum in the form attached hereto as Exhibit F acknowledging, among other things, the (a) Commencement Date, (b) scheduled termination date of this Lease and (c) Tenant's acceptance of the Premises. The Tenant's failure to execute the Commencement Date Memorandum shall not affect Tenant's liability hereunder.

               1.1.3 Reference in this Lease to a "Lease Year" shall mean each successive twelve month period commencing with the Commencement Date.

               1.1.4 Landlord and Tenant estimate that the Commencement Date shall be no later than January 1, 2003, but such estimate is not and shall not be deemed to be a representation or warranty by Landlord that Premises shall be ready for Tenant's occupancy on such date.

               1.1.5 If the second floor of the Premises ("Floor 2") is not Substantially Complete by October 31, 2002, to the extent such delay directly results from a Landlord Delay, then the date on which Tenant would otherwise be obligated to commence payment of Rent with respect to Floor 2 shall be delayed by one additional day for each day of delay beyond October 31, 2002 directly attributable to a Landlord Delay. If such delay directly attributable to a Landlord Delay exceeds ninety (90) days, then Tenant shall have, as its sole and exclusive remedy in connection with such a delay, the right to terminate this Lease by delivering written notice thereof to Landlord prior to the date when Floor 2 is Substantially Complete. Except as expressly provided in the two immediately preceding sentences, Tenant acknowledges that this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage, resulting from any delay in substantial completion. In the event Tenant elects to terminate this Lease pursuant to the terms of this Section 1.1.5, unpaid costs related to the design and construction of the Tenant Improvements incurred by Tenant, which are otherwise reimbursable to Tenant pursuant to the terms of the Work Letter, prior to such termination in accordance with the terms hereof shall be paid out of the Construction Allowance, provided that (a) the Construction Allowance funds are not exhausted and (b) Tenant is not otherwise in material default after the expiration of any applicable notice and cure period under the terms of this Lease or the Work Letter.

               1.1.6 If the first floor of the Premises ("Floor 1") is not Substantially Complete by January 1, 2003, to the extent such delay directly results from a Landlord Delay, then the date on which Tenant would otherwise be obligated to commence payment of Rent with respect to Floor 1 shall be delayed by one additional day for each day of delay beyond January 1, 2003 directly attributable to a Landlord Delay. If such delay directly attributable to a Landlord Delay exceeds ninety (90) days, then Tenant shall have, as its sole and exclusive remedy in connection with such a delay, the right to terminate this Lease by delivering written notice thereof to Landlord prior to the date when Floor 1 is Substantially Complete. Except as expressly provided in the two immediately preceding sentences, Tenant acknowledges that this Lease shall not be void or voidable, nor shall Landlord be liable to Tenant for any loss or damage, resulting from any delay in substantial completion. If, however, the delay was not the direct result of a Landlord Delay, then Tenant's obligations under the Lease, including its obligation to pay Rent, shall commence on the Scheduled Commencement Date and Tenant shall have no right to terminate this Lease. In the event Tenant elects to terminate this Lease pursuant to the terms of this Section 1.1.6, unpaid costs related to the design and construction of the Tenant Improvements incurred by Tenant, which are otherwise reimbursable to Tenant pursuant to the terms of the Work Letter, prior to such termination in accordance with the terms hereof shall be paid out of the Construction Allowance, provided that (a) the Construction Allowance funds are not exhausted and (b) Tenant is not otherwise in material default after the expiration of any applicable notice and cure period under the terms of this Lease or the Work Letter.

                                    ARTICLE 2
                                   POSSESSION

        2.1 Lease in Full Force and Effect. Upon execution of the Lease, Landlord shall deliver possession of the Premises to Tenant in its "as is" condition, with any and all defects, in order for Tenant to perform the Tenant's Work, as defined in and pursuant to the terms of the Work Letter attached hereto.

        2.2. Acceptance by Tenant. Tenant has determined that the Premises are acceptable for Tenant's use and Tenant acknowledges that neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Premises or their fitness for Tenant's use upon which Tenant has relied directly or indirectly for any purpose. Except as expressly provided to the contrary in this Lease, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind whatsoever in connection with this Lease or the ownership, construction, maintenance, operation or repair of the Premises or the Project. Tenant's possession of the Premises during the period of time prior to the Commencement Date, shall be subject to all the provisions of this Lease and shall not advance the expiration date; provided, however, that Tenant shall have no obligation to pay Rent prior to the Commencement Date. Notwithstanding the foregoing, Landlord shall deliver possession of the Premises in good, vacant, broom-clean condition. To Landlord's actual knowledge, which shall be deemed to be the actual knowledge of David Hanan, without inquiry or investigation(except for inquiry to Paul Williams and Roger Dean), as of the date of this

Lease, the following are in good working order, ordinary wear and tear excepted: the building structure, HVAC, including boilers, roof, fire and life safety systems and electrical systems.

                                    ARTICLE 3
                                      RENT

        3.1 Rent. Tenant shall pay to Landlord, in lawful money of the United States of America, at the address of Landlord designated on the signature page of this Lease or to such other person or at such other place as Landlord may from time to time designate in writing, the monthly base rent (the "Base Rent") in advance, without notice, demand, offset or deduction, except as expressly set forth in Section 1(F) of the Work Letter, on the first day of each calendar month. Tenant shall pay the first month's Base Rent on the date Tenant executes this Lease. Tenant shall have no further obligation to pay Base Rent until the Commencement Date, at which time Tenant shall pay Base Rent on the first day of each month thereafter (subject to adjustment as hereinafter provided) as follows::

        Months of Term             Base Rent/Per Month
        --------------             -------------------
        1-12                       $79,048.96
        13-24                      $81,815.67
        25-36                      $84,679.22
        37-48                      $87,642.99
        49-60                      $90,710.49
        61-72                      $93,885.36
        73-84                      $97,171.35
        85-96                      $100,572.34

If the Term commences or ends on a date other than the first or last day of a month, Base Rent shall be prorated on the number of days in that month. Tenant shall pay Landlord the Rent (as hereinafter defined) due under this Lease without any deduction or offset whatsoever by Tenant, foreseeable or unforeseeable, except as expressly set forth in Section 1(F) of the Work Letter.

        3.2 Additional Rent. In addition to the Base Rent, Tenant agrees to pay as additional rental (the "Additional Rent" and together with the Base Rent, the "Rent") the amount of rental adjustments and all other charges required by this Lease. All sums other than the Base Rent that Tenant is obligated to pay under this Lease will be Additional Rent, whether or not such sums are designated as Additional Rent.

        3.3 Late Charge and Interest. Tenant acknowledges and agrees that the late payment of any Rent will cause Landlord to incur additional costs, including administration and collection costs, processing and accounting expenses, and increased debt service (the "Delinquency Costs"). If Landlord has not received any installment of Rent when due, Tenant shall pay a late charge (the "Late Charge") equal to five percent (5%) of the delinquent amount; provided, however, that Tenant shall be provided with one (1), but only one (1), grace period in each twelve (12) month period, wherein Landlord will provide Tenant with written notice of such delinquent payment and Tenant shall have five
(5) days in which to pay such delinquent Rent before the Late Charge applies. Such grace period shall not roll over into the next twelve (12) month period if not used. Tenant agrees that the Late Charge represents a reasonable estimate of the Delinquency Costs that will be incurred by Landlord. In addition, Tenant shall pay interest on all delinquent amounts from the date the amount was due until the date the amount is paid in full at a rate per annum (the "Applicable Interest Rate") equal to the lesser of (a) the maximum interest rate permitted by law or (b) four percent (4%) above the reference rate (the "Reference Rate") publicly announced by Bank of America, N.A. (or if Bank of America, N.A. ceases to exist, the largest bank then headquartered in the State of California) (the "Bank"). If the Bank discontinues use of the Reference Rate, then the term "Reference Rate" will mean the announced rate charged by the Bank, from time to time instead of the Reference Rate. Landlord and Tenant agree that it is difficult to ascertain the damage that Landlord will suffer as a result of the late payment of any Rent and that the Late Charge and interest are the best estimates of the damage that Landlord will suffer in the event of late payment.

                                    ARTICLE 4
                                RENTAL ADJUSTMENT

        4.1 Rental Adjustment.

        (a) For the purpose of this Lease, the following terms are defined as follows:

               (i) Tenant's Percentage. That portion of the Project occupied by Tenant divided by the total rentable square footage of the Project, which result is the following: 17.5534%.

               (ii) Direct Expenses. The term "Direct Expenses" shall include "Taxes" (as hereinafter defined) and "Operating Expenses" (as hereinafter defined).

                      (A) "Taxes" means the sum of any and all real and personal property taxes and assessments, school, sewer fees or any other assessments, levies, fees, exactions or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, conferred or imposed by any public or quasi-public authority upon the Project (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross receipts tax or excise tax levied by any governmental authority with respect to receipt of rental income, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or documentary transfer taxes upon this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with any and all costs and expenses (including, without limitation, attorneys, administrative and expert witness fees and costs) of challenging any of the foregoing or seeking, the reduction in or abatement, redemption or return of any of the foregoing, but only to the extent of any such reduction, abatement, redemption or return of which Tenant will receive the benefit during the Lease Term. All references to Taxes during a particular year shall be deemed to refer to taxes accrued during such year, including supplemental tax bills regardless of when they are actually assessed and without regard to when such taxes are payable. The obligation of Tenant to pay for supplemental taxes shall survive the expiration or earlier termination of this Lease. Tenant's obligations for Taxes for the last full and/or partial year(s) of the Term shall survive the expiration or early termination of the Lease. Nothing contained in this Lease shall require Tenant to pay any portion of any tax or assessment expense or any increase therein (a) imposed on land and improvements other than the Project; or
(b) attributable to Landlord's net income, inheritance, gift, transfer, estate or state taxes, unless such tax or assessment is imposed in lieu of real property taxes; or (c) in excess of the amount which would be payable if such tax or assessment expense were paid in installments over the longest permitted term. Landlord agrees (i) to use commercially reasonable efforts to obtain tax relief for Taxes billed to Landlord from any applicable taxing authority and
(ii) to reasonably cooperate with Tenant (at no out-of-pocket expense to Landlord) to obtain relief with respect to any Taxes imposed directly upon Tenant by any applicable taxing authority.

                      (B) "Operating Expenses" means the total costs and expenses incurred by Landlord during the Lease Term in the operation, maintenance, repair and management of the Project and the Common Area (as hereinafter defined) and the Premises, including, but not limited to, (a) repairs to and maintenance of the roof (and roof membrane), skylights and exterior walls of the Premises; (b) cleaning, maintenance, repair, replacement, utility costs and landscaping of the entrances, lobbies and other public areas of the Premises, walkways, landscaped areas, driveways necessary for access to the Premises, parking areas (including sweeping, striping and slurry coating), and other common facilities designated by Landlord from time to time for the common use of all tenants of the Project, including the trash compactor located at the Project (the "Common Area"), common driveways, outdoor lighting, walkways, landscaping, and other costs which are allocable to the Project or the real property of which the Premises are a part including any costs under the terms of any recorded covenants affecting the real property or the Project; (c) commercially reasonable costs and premiums relating to the insurance maintained by Landlord with respect to the Project, including, without limitation, commercially reasonable insurance deductibles; (d) service and maintenance contracts for, and the repair and replacement of, the heating, ventilation and air-conditioning (HVAC) systems and elevators, if any, serving the Premises and maintenance, repair, replacement, monitoring and operation of the fire/life safety system serving the Premises or the Common Area, (e) service and maintenance contracts for security, cleaning, janitorial and landscaping services; (f) trash collection; (g) all wage and labor costs, including fringe benefits, applicable to persons to the extent directly engaged in the operation, maintenance and repair of the Project as Landlord's agents or as independent contractors; and (h) capital improvements made to or capital assets acquired for the Project after the Commencement Date that (1) reduce Operating Expenses or
(2) are reasonably necessary for the health and safety of the occupants of the Project or (3) are required under any and all applicable laws, statutes, codes, ordinances, orders, rules, regulations, conditions of approval and requirements of all federal, state, county, municipal and governmental authorities and all administrative or judicial orders or decrees and all permits, licenses, approvals and other entitlements issued by governmental entities, and rules of common law, relating to or affecting the Project or the Premises or the use or operation thereof, whether now existing or hereafter enacted, including, without limitation, the Americans with Disabilities Act of 1990, 42 USC 12111 et seq. (the "ADA") as the same may be amended from time to time, all Environmental Laws (as hereinafter defined), and any CC&Rs, or any corporation, committee or association formed in connection therewith, or any supplement thereto recorded in any official or public records with respect to the Project or any portion thereof (collectively, "Applicable Laws"), which capital costs, or an allocable portion thereof, shall, to the extent the same exceed $15,000 for any single capital improvement or asset, be amortized over the commercially reasonable useful life of the capital item in question, taking into account any applicable guidelines promulgated by the Internal Revenue Service (the "IRS") and/or manufacturers' guidelines, together with interest on the unamortized balance thereof at a per annum rate equal to the Reference Rate plus two percent (2%). Operating Expenses shall also include a management fee to Landlord for accounting and project management services relating to the Project in an amount equal to 1.5% of monthly Base Rent. Operating Expenses shall also include all costs and fees incurred by Landlord in connection with the management of this Lease and the Premises including the cost of those services which are customarily performed by a property management services company, whether performed internally or through an outside management company. Notwithstanding the foregoing, "Operating Expenses" shall not include, nor shall Tenant have any obligation to perform, pay directly, or reimburse Landlord for all or any portion of, the following repairs, maintenance, improvements, replacements, premiums, claims, losses, fees, charges, costs and expenses (collectively, "Costs"): (a) costs resulting from the gross negligence or willful misconduct or violation of any material law by Landlord or its employees or contractors; (b) capital costs to correct any construction defect in the Premises or the Project (except to the extent such defect was a result of work performed by or commissioned by Tenant) or to comply with any covenant, condition, restriction, underwriter's requirement or law applicable to the Premises or the Project on the Commencement Date; (c) tenant improvement costs incurred in connection with procuring tenants for the Project, including the Tenant; (d) attorneys' fees and related court costs incurred in connection with negotiations or disputes with any other occupant of the Project, other than the Premises, or arising from the violation by Landlord or any other occupant of the Project, other than the Premises, of the terms and conditions of any lease or other agreement; (e) interest, charges and fees incurred on debt of Landlord;
(f) expense reserves (as opposed to the making of actual expenditures); (g) insurance costs for coverage not customarily paid by tenants in similar projects in the vicinity of the Project; (h) costs incurred in connection with the presence of Hazardous Materials, except to the extent such presence was caused by Tenant, its agents, employees, invitees and/or visitors or another occupant of the Premises during the term hereof; (i) costs of structural repairs which would customarily be capitalized under generally accepted accounting principals ("GAAP"); (j) costs to repair, maintain or replace any portion of the Project, other than the Premises, to the extent such costs are of the same type that Tenant would be solely responsible for (if such costs related to the Premises) pursuant to subparagraph 4.1(b)(i) and Article 13 hereof; (k) costs which would customarily be capitalized under GAAP; and (l) costs of any services that are provided for the sole and exclusive benefit of other occupants of the Project, and which in fact benefit only such other occupants of the Project other than Tenant.

        (b) Payment of Direct Expenses.

               (i) Tenant shall pay to Landlord as Additional Rent hereunder Tenant's Percentage of Direct Expenses incurred by Landlord during the Lease Term relating to the Project ("Tenant's Share of Project Expenses"). Tenant, without duplication, shall pay to Landlord as Additional Rent hereunder One Hundred Percent (100%) of the Direct Expenses which relate solely to the Premises ("Tenant's Share of Premises Expenses") (Tenant's Share of Project Expenses and Tenant's Share of Premises Expenses shall be jointly referred to herein as "Tenant's Share of Expenses"). From time to time, and at anytime, Landlord shall bill Tenant an estimate of Tenant's Share of Expenses and Tenant shall pay such amount to Landlord without offset or deduction, concurrently with the next regular monthly Base Rent payment next due. If any services are provided to the Project for the benefit of some of the occupants of the Project (including Tenant), but not for the occupants of the entire Project, Tenant shall pay its pro-rata share of the costs of such services based on a ratio of the square footage of the Premises divided by the square footage of the Project benefited by such services.

               (ii) As soon as possible after the end of each calendar year, Landlord shall provide Tenant with a statement showing the actual amount of Tenant's Share of Expenses and the amount actually paid by Tenant. Thereafter, Landlord shall reconcile the above amounts and shall either bill Tenant for the balance due (payable within thirty (30) days of demand by Landlord) or credit any overpayment by Tenant towards the next installment of Rent due, as the case may be. Tenant may have a certified public accountant ("CPA") audit the documents supporting Tenant's Share of Expenses not more often than once in any twelve (12) month period to the extent necessary to determine the accuracy of Landlord's statement during normal business hours. Tenant shall bear the cost of such audit, unless such audit discloses that Landlord has overstated the total costs by more than five percent (5%) of the actual amount of such costs, in which event Landlord shall pay the reasonable cost of Tenant's audit. Landlord shall promptly refund any overcharges to Tenant; provided, however, that Landlord shall have the right to hire its own CPA to audit such documents to determine the accuracy of Tenant's audit. If the results of Landlord's audit shall be materially inconsistent with the results of Tenant's audit, Landlord shall have the right, but not the obligation, to have an independent, third party CPA, mutually acceptable to Landlord and Tenant, the cost of which shall be split equally between Landlord and Tenant, conduct an audit of such documents, and Tenant and Landlord hereby agree to be bound by the results of such an audit by the independent CPA.

        (c) Tenant's obligation to pay Tenant's Share of Expenses shall survive the expiration or earlier termination of this Lease. As soon as possible after the end of the Lease Term, or earlier termination of the Lease, Landlord shall provide Tenant with a statement showing the actual amount of Tenant's Share of Expenses and the amount actually paid by Tenant for the year in which the Lease terminates. When the final determination is made of Tenant's Share of Expenses for the year in which this Lease terminates, Tenant shall, within thirty (30) days of demand, pay any increase due over the estimated expenses paid and, conversely, any overpayment made in the event said expenses are less than the estimated expenses shall be rebated by Landlord to Tenant.

                                    ARTICLE 5
                                SECURITY DEPOSIT

        Upon execution of this Lease, Tenant has deposited with Landlord the sum of One Hundred Thousand Five Hundred Seventy Two Dollars and 34/100ths ($100,572.34) (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the full and faithful performance by Tenant of all of Tenant's obligations hereunder. If Tenant defaults with respect to any provision of this Lease, after the expiration of any applicable notice and cure period, including but not limited to the provisions relating to the payment of Rent, Landlord may, but shall not be required to, use, apply or retain all or any part of this Security Deposit toward Tenant's unperformed covenants and/or obligations hereunder, including without limitation, any accelerated obligation to pay Rent hereunder, if applicable. If any portion of the Security Deposit is so used or applied, Tenant shall, upon demand, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. The Security Deposit or any balance thereof shall be returned to Tenant after the expiration of the Term or earlier termination of this Lease, but only after Landlord has applied any amount due from Tenant in accordance with the terms hereof.

                                    ARTICLE 6
                                       USE

        Tenant shall use the Premises for general office, administrative, research and development, light assembly, shipping and receiving, and other legally permitted uses which have been approved by Landlord and are consistent with all City of Milpitas ordinances and other uses in the Project and Tenant shall not use or permit the Premises to be used for any other purpose without Landlord's prior written consent. Nothing contained herein shall be deemed to give Tenant any exclusive right to such use in the Project. Tenant shall not use or occupy the Premises in violation of law or of the certificate of occupancy issued for the Premises or Project, and shall, upon written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said certificate of occupancy. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Premises and/or Project and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Insurance Service Offices, formerly known as the Pacific Fire Rating Bureau or any other organization performing a similar function. Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this Article. Tenant shall not do or permit anything to be done in or about the Premises which will in any way unreasonably obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or permit to be committed any waste in or upon the Premises. Tenant's use of the Premises shall be subject to and Tenant shall comply with any recorded covenants, conditions and restrictions ("CC&Rs") now in place or hereinafter recorded, as the same may be amended from time to time, and all Applicable Laws. Tenant acknowledges that there have been and may be from time to time recorded easements and/or declarations granting or declaring easements for parking, utilities, fire or emergency access, and other matters; provided that such easements or declarations do not materially decrease Tenant's rights, or increase Tenant's obligations, under the Lease. Tenant's use of the Premises shall be subject to and Tenant shall comply with any and all such easements and declarations. Tenant's use of the Premises shall be subject to such commercially reasonable guidelines as may from time to time be prepared by Landlord. Tenant acknowledges that governmental entities with jurisdiction over the Project may, from time to time promulgate laws, rules, plans and regulations affecting the use of the Premises, including, but not limited to, traffic management plans and energy conservation plans. Tenant's use of the Project shall be subject to and Tenant shall comply with any and all such laws, rules, plans, and regulations. Tenant, at its sole cost, shall comply with any and all federal, state or local environmental, health and/or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant, the Premises, the Common Area or the Project ("Environmental Laws"). If Tenant does store, use or dispose of any "Hazardous Materials" (as hereinafter defined), other than those set forth on Exhibit H attached hereto, in such amounts or of such nature as require notice to governmental authorities, or which are not customarily used by tenants of similar office buildings, regardless of type or quantities, then Tenant shall notify Landlord in writing at least ten (10) days prior to their first appearance on the Premises. As used herein, "Hazardous Materials" means any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof, whether solid, semi solid, liquid or gaseous, which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, tobacco smoke, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls (PCBs), refrigerants (including those substances defined in the Environmental Protection Agency's "Refrigerant Recycling Rule," as amended from time to time) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects, other than those materials that are customarily used by occupants, in a similar manner and quantity, of similar office buildings in the vicinity of the Project.

        Tenant and its employees shall have the nonexclusive right to use the Common Area, including, without limitation, the cafeteria, outdoor sand volleyball courts, basketball court, walking/jogging trails, trash compactor and picnic areas, to the extent the same are part of the Common Area and made available to other occupants of the Project; provided, however, that Landlord retains the right to eliminate such common facilities for the common use of all tenants of the Project and to revise and/or classify other facilities for the common use of all tenants. In the event Landlord makes the fitness center available to all of the other occupants of the Project, Tenant shall have the nonexclusive right to use such fitness center as part of the Common Area, on the same terms and conditions as may be applicable to such other tenants of the Project.

                                    ARTICLE 7
                                     NOTICES

        Any notice required or permitted to be given hereunder must be in writing and may be given by personal delivery or by mail, and if given by mail shall be deemed sufficiently given if sent by registered or certified mail, or Federal Express, UPS or comparable overnight courier service, addressed to Tenant at the Project, or to Landlord at its address set forth at the end of this Lease. Any notice required under the Lease that is sent (i) by mail shall be deemed received, if properly addressed as aforesaid, three (3) business days after any such notice is deposited in the United States mail certified, postage-prepaid, return-receipt requested; (ii) by Federal Express, UPS or comparable overnight courier service, shall be deemed received, if property addressed as aforesaid, one (1) business day after any such notice is sent by such method; or (iii) by person and shall be deemed received upon receipt or refusal to accept receipt. Either party may specify a different address for notice purposes by written notice to the other except that, as of the Commencement Date, the Landlord may in any event use the Premises as Tenant's address for notice purposes.

                                    ARTICLE 8
                                     BROKERS

        Tenant warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except Wayne Mascia Associates ("Tenant's Broker"), whose commission shall be payable by Landlord (together with the commission of Landlord's brokers). Landlord warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for Colliers International and Lincoln Property Company, whose commissions shall be payable by Landlord, pursuant to a separate agreement with such entities. Tenant and Landlord warrant that they know of no other real estate broker or agent who is or might be entitled to a commission in connection with the Lease. If Tenant or Landlord has dealt with any other person or real estate broker with respect to leasing or renting space in the Project, then such party shall be solely responsible for the payment of any fee due said person or firm and such party agrees to hold the other party free and harmless against any liability in respect thereto, including attorneys' fees and costs.

                                    ARTICLE 9
                             HOLDING OVER; SURRENDER

        9.1 Holding Over. If Tenant holds over the Premises or any part thereof after expiration of the Term, such holding over shall, at Landlord's option, constitute a month-to-month tenancy (the "Hold Over"), at a rent equal to one hundred twenty five percent (125%) of the greater of (a) the then fair market value of the base rent for the Premises, and (b) the Base Rent in effect immediately prior to the Hold Over for the first month of the Hold Over. For the remaining term of the Hold Over, Tenant's monthly rent shall equal one hundred fifty percent (150%) of the greater of (a) the then fair market value of the base rent for the Premises, and
(b) the Base Rent in effect immediately prior to such Hold Over. The Hold Over shall otherwise be on all the other terms and conditions of this Lease. The provisions of this Article 9.1 shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease or extension of the Term except as specifically set forth above. If Tenant fails to surrender the Premises upon expiration or earlier termination of this Lease, Tenant shall indemnify and hold Landlord harmless from and against all loss or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the expiration or earlier termination of this Lease and any related attorneys' fees and brokerage commissions.

        9.2 Surrender. Upon the termination of this Lease or Tenant's right to possession of the Premises, Tenant will surrender the Premises to Landlord in the same condition as when received, broom clean, together with all keys, in good condition and repair, reasonable wear and tear, casualties (provided, however, that nothing contained in this Section 9.2 shall effect the provisions of Article 21 hereof), Hazardous Materials (other than those released by Tenant, its agents, employees, invitees and/or visitors or another occupant of the Premises during the term hereof), and alterations and improvements that Tenant is not required, pursuant to the terms hereof, to remove at the termination of this Lease, excepted. Tenant shall patch and fill all holes within the Premises. In no event may Tenant remove from the Premises any building mechanical or electrical systems or any wiring within the Premises. Notwithstanding anything to the contrary contained herein, Tenant shall not be required or permitted to remove the Tenant Improvements or the E&L Improvements described in the Work Letter attached hereto; provided, however, that Landlord may require Tenant to remove the Equipment Pad (as defined in the Work Letter). Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements shall not be deemed "reasonable wear and tear."

                                   ARTICLE 10
                           TAXES ON TENANT'S PROPERTY

        (a) Tenant shall be liable for and shall pay, prior to delinquency, all taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises ("Tenant's Property"). If any such taxes on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property of if the assessed value of the Premises is increased by the inclusion therein of a value placed upon such personal property or trade fixtures of Tenant and if Landlord, after written notice to Tenant, pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof, but only under proper protest if requested by Tenant, Tenant shall, upon demand, repay to Landlord the taxes so levied against Landlord, or the portion of such taxes resulting from such increase in the assessment.

        (b) If any tenant improvements are made to the Premises at Tenant's request, whether installed, and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, and such tenant improvements are assessed for real property tax purposes at a valuation higher than the valuation at which tenant improvements conforming to

Landlord's "Project Standard," in other space in the Project are assessed, then the real property taxes and assessment levied against the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Article 10(a), above. If the records of the County Assessor are available and sufficiently detailed to serve as a basis for determining whether said tenant improvements are assessed at a higher valuation than Landlord's Project Standard, such records shall be binding on both the Landlord and the Tenant. If the records of the County Assessor are not available or sufficiently detailed to serve as a basis for making said determination, the actual cost of construction shall be used.

                                   ARTICLE 11
                              CONDITION OF PREMISES

        Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Project or with respect to the suitability of either for the conduct of Tenant's business, except as provided in Section 2.2 hereof.

                                   ARTICLE 12
                                   ALTERATIONS

        (a) Tenant shall make no alterations, additions or improvements in or to the Premises without Landlord's prior written consent, which consent shall not be unreasonably withheld, and then only by contractors or mechanics reasonably approved by Landlord. Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with Landlord's free access to mechanical installations or service facilities of the Premises or Project or interfere with the moving of Landlord's equipment to or from the enclosures containing said installations or facilities. Tenant covenants and agrees that all work done by Tenant shall be performed in a good and workmanlike manner and in full compliance with all applicable laws, rules, orders, ordinances, regulations and requirements of all governmental agencies, offices, and boards having jurisdiction, and in full compliance with the applicable rules, regulations and requirements of the Insurance Service Offices formerly known as the Pacific Fire Rating Bureau, and of any similar body. Before commencing any work, except for the Tenant's Work (as defined in the Work Letter), Tenant shall give Landlord at least five (5) days written notice of the proposed commencement of such work and shall, if the cost of such work exceeds $200,000.00 and if required by Landlord, secure at Tenant's own cost and expense, a completion and lien indemnity bond, reasonably satisfactory to Landlord, for said work. Tenant further covenants and agrees that any mechanic's lien filed against the Premises or against the Premises or Project for work claimed to have been done for, or materials claimed to have been furnished to, Tenant will be discharged by Tenant, by bond or otherwise, within ten days after the filing thereof, at the cost and expense of Tenant. All alterations, additions or improvements upon the Premises made by either party, shall, unless Landlord elects otherwise, become the property of Landlord, and shall remain upon, and be surrendered with the Premises, as a part thereof, at the end of the term hereof, or earlier termination, except that Landlord may, by written notice to Tenant, require Tenant to remove all partitions, counters, railings and the like installed by Tenant, and Tenant shall repair all damage resulting from such removal or, at Landlord's option, shall pay to

Landlord all costs arising from such removal; provided, however, that Tenant may request, at the time it requests approval for an alteration, that Landlord not have the right to require such removal of the alterations upon the termination of the Lease, and if Landlord agrees that it shall not require such removal (a failure to respond shall be deemed a decision to have the right to compel Tenant to remove the same), it shall not have the right to compel such removal upon termination. In no event shall Tenant be required to remove any of the Tenant Improvements or the E&L Improvements as defined in the Work Letter; provided, however, that Landlord may require that Tenant remove the Equipment Pad (as defined in the Work Letter). Notwithstanding the foregoing, Tenant may construct non-structural alterations which do not adversely affect the value of the Premises or materially impact any of the building systems ("Permitted Alterations") in the Premises without Landlord's prior approval (but Tenant shall in all events provide written notice to Landlord, as required herein, prior to the commencement of such work), if the cost of any such project does not exceed Twenty-Five Thousand Dollars ($25,000). Notwithstanding anything to the contrary in this Article 12, in exercising any of the foregoing rights, Tenant shall use diligent efforts to minimize any disruption to other tenants of the Project, and Tenant shall not exercise any such rights in such manner as would unreasonably interfere with any other tenant's use of, access to, or parking at the Project. Subject to the provisions of this Article 12, Tenant may install a backup generator to serve the Premises.

        (b) All articles of personal property and all business and trade fixtures, machinery and equipment, furniture and movable partitions owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant and may be removed by Tenant at any time during the Lease Term. If Tenant shall fail to remove all of its effects from the Premises upon termination of this Lease for any cause whatsoever, Landlord may, at its option, remove the same in any manner that Landlord shall choose, and store said effects without liability to Tenant for loss thereof. In such event, Tenant agrees to pay Landlord upon demand any and all reasonable expenses actually incurred in such removal, including court costs and attorneys' fees and storage charges on such effects for any length of time that the same shall be in Landlord's possession. Landlord may, at its option, without notice, sell said effects, or any of the same, at private sale and without legal process, for such price as Landlord may obtain and apply the proceeds of such sale upon any amounts due under this Lease from Tenant to Landlord and upon the expense incident to the removal and sale of said effects.

                                   ARTICLE 13
                                     REPAIRS

        13.1 Tenant. Tenant, at Tenant's sole cost and expense, shall keep, maintain and preserve the Premises in good condition and repair, and shall, when and if needed, at Tenant's sole cost and expense, make all repairs to the Premises and every part thereof, including, without limitation, Tenant's trade fixtures, installations, equipment and other personal property items within the Premises; all plumbing and sewage facilities (including all sinks, toilets, faucets and drains), and all ducts, pipes, vents or other parts of the plumbing system; all fixtures, interior walls, floors, carpets and ceilings; all windows, doors, entrances, plate glass, showcases and skylights (including cleaning both interior and exterior surfaces); all electrical facilities, systems and all equipment (including all lighting fixtures, lamps, bulbs, tubes, fans, vents, exhaust equipment and systems); any automatic fire extinguisher equipment in the Premises, as well as other fire/life safety systems; and all elevators. With respect to utility facilities serving the Premises (including electrical wiring and conduits, gas lines, water pipes, and plumbing and sewage fixtures and pipes), Tenant shall be responsible for the maintenance and repair of any such facilities which serve only the Premises, including all such facilities that are within the walls or floor, or on the roof of the Premises, and any part of such facility that is not within the Premises, but only up to the point where such facilities join a main or other junction (e.g., sewer main or electrical transformer) from which such utility services are distributed to other parts of the Project as well as to the Premises. Tenant shall replace any damaged or broken glass in the Premises (including all interior and exterior doors and windows) with glass of the same kind, size and quality. Tenant shall repair any damage to the Premises (including exterior doors and windows) caused by vandalism or any unauthorized entry. Tenant shall maintain continuously throughout the Term a service contract for the washing of all windows (both interior and exterior surfaces) in the Premises with a contractor approved by Landlord, which contract provides for the periodic washing of all such windows at least once every 180 days during the Lease Term. Tenant shall furnish Landlord with copies of all such service contracts, which Tenant shall not cancel or change without at least 30 days' prior written notice to Landlord. Tenant shall furnish Landlord with copies of all such service contracts, which Tenant shall not cancel or change without at least 30 days' prior written notice to Landlord. All such repairs, maintenance and replacements by Tenant shall be performed in a good and workmanlike manner. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint (except the exterior walls of the Building, as specifically set forth in Section 13.2 hereof) the Premises or any part thereof. Tenant acknowledges, agrees and affirms that Landlord has made no representations to Tenant respecting the condition of the Premises or the Project, except as specifically set forth in Section 2.2 hereof. Without limiting the foregoing, Tenant shall, at Tenant's sole expense, be responsible for repairing any area damaged by Tenant, Tenant's agents, employees, invitees and visitors. All repairs and replacements by Tenant shall be made and performed: (a) at Tenant's cost and expense (b) in a good workmanlike manner, so that same shall be at least equal in quality, value and utility to the original work or installation, (c) in a manner and using equipment and materials that will not materially and adversely affect the operations, use or occupation of the Project or any of the mechanical, electrical, plumbing or other systems in the Premises or the Project, and (f) in accordance with the Rules and Regulations attached hereto as EXHIBIT D and all Applicable Laws. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in accordance with the obligations under the Lease, Landlord shall have the right, but not the obligation, to enter the Premises and perform such maintenance, repairs or refurbishing at Tenant's sole cost and expense (including a sum for overhead to Landlord equal to five percent (5%) of the cost of the maintenance, repairs or refurbishing). Tenant shall maintain written records of maintenance and repairs, as required by any Applicable Law, and shall use certified technicians to perform such maintenance and repairs, as so required. At Landlord's request, Tenant shall promptly deliver to Landlord full and complete copies of all service or maintenance contracts entered into by Tenant for the main building systems in the Premises. Notwithstanding anything in this Lease to the contrary, Landlord shall perform and construct, and Tenant shall have no responsibility to perform or construct, any repair, maintenance or improvements (a) to the extent necessitated by the gross negligence or willful misconduct of Landlord and (b) for which Landlord has a right of reimbursement from other occupants of the Project, excluding the Premises. To the extent that capital expenditures (in accordance with GAAP) must be made to properly repair, maintain, or replace any portion of the Premises which is Tenant's responsibility hereunder, except to the extent caused by Tenant's or Tenant's agents', employees', contractors' or invitees' act or omission, Landlord shall cause such work to be completed and such capital expenditure shall become an Operating Expense, and Tenant shall pay the amortized portions over the commercially reasonable useful life of such capital expenditure taking into account any applicable guidelines promulgated by the IRS and/or manufacturers' guidelines.

        13.2 Landlord. Anything contained in Article 13.1 above to the contrary notwithstanding, as items of Operating Expenses, Landlord shall repair and maintain the structural portions of the Premises, including the foundations, exterior walls (excluding exterior windows, which shall be Tenant's responsibility) and roof structure and membrane, and all HVAC equipment. Landlord shall not be liable for any failure to make any such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Landlord shall not be required to make any repair resulting from (i) any alteration or modification to the Premises or to mechanical equipment within the Premises performed by, or on behalf of, Tenant or to special equipment or systems installed by, or on behalf of, Tenant, (ii) the installation, use or operation of Tenant's property, fixtures and equipment,
(iii) the moving of Tenant's Property in or out of the Premises, (iv) Tenant's use or occupancy of the Premises in violation of Article 6 of this Lease, (v) the negligent or wrongful acts or omissions of Tenant or any employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants of Tenant (individually, a "Tenant Party" and collectively, "Tenant's Parties"),
(vi) fire and other casualty, except as provided by Article 21 of this Lease or
(vii) condemnation, except as provided in Article 22 of this Lease. Landlord shall have no obligation to make repairs under this Article 13.2 until a reasonable time after (a) Landlord first becomes aware of the need for such repairs, or (b) receipt of written notice from Tenant of the need for such repairs, whichever is earlier. There shall be no abatement of Rent during the performance of such work. Except for the initial Tenant Improvements and the E&L Improvements, if any, provided for in the Work Letter, Landlord shall have no obligation during the Term of this Lease to remodel, repair, improve, decorate or paint (except the exterior walls) any part of the Premises or to clean, repair or replace carpeting or window coverings. Landlord shall not be liable to Tenant for injury or damage that may result from any defect in the construction or condition of the Premises, nor for any damage that may result from interruption of Tenant's use of the Premises during any repairs by Landlord. Tenant waives any right to repair the Premises and/or the Common Area at the expense of Landlord under any Applicable Laws including without limitation Articles 1941 and 1942 of the California Civil Code, except as set forth in
Section 25.3 hereof.

                                   ARTICLE 14
                                      LIENS

        Tenant shall not permit any mechanic's, materialmen's or other liens to be filed against the Premises or Project, nor against Tenant's leasehold interest in the Premises. Landlord shall have the right at all reasonable times to post and keep posted on the Premises any notices which it deems necessary for protection from such liens. If any such liens are filed, and Tenant fails to cause such liens to be released and removed within ten (10) days of filing, Landlord may, without waiving its rights and remedies based on such breach of Tenant and without releasing Tenant from any of its obligations, cause such liens to be released by any means it shall deem proper, including payments in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, upon notice by Landlord, any sum paid by Landlord to remove such liens, together with interest at the maximum rate per annum permitted by law from the date of such payment by Landlord.

                                   ARTICLE 15
                ENTRY BY LANDLORD AND RESERVED RIGHTS OF LANDLORD

        Landlord shall at any and all times (upon no less than one (1) business day's prior notice, except in the event of an emergency in which case no notice shall be required) have the right to enter the Premises for any lawful reason and/or to undertake the following, without limitation: to inspect the Premises; to supply any service to be provided by Landlord to Tenant hereunder; to show the Premises to prospective purchasers or (in the last twelve (12) months of the Lease Term or at any time when Tenant is in default) tenants; to post notices of nonresponsibility, to alter, improve or repair the Premises or Project; to install, use, maintain, repair, alter, relocate or replace any pipes, ducts, conduits, wires, equipment or other facilities in the common areas or the Premises or Project; to grant easements on the Project, dedicate for public use portions thereof and record covenants, conditions and restrictions affecting the Project and/or amendments to existing CC&Rs which do not unreasonably interfere with Tenant's use of the Premises or Project; change the name of the Project; affix reasonable signs and displays; and, during the last nine (9) months of the Lease Term, or at any time when Tenant is in default, place signs for the rental of and show the Premises to prospective tenants, all without being deemed guilty of any eviction of Tenant and without abatement of Rent. Landlord may, in order to carry out any of the foregoing purposes, erect scaffolding and other necessary structures where required by the character of the work to be performed. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss in, upon and about the Premises. Landlord shall at all times have and retain a key with which to unlock all doors in the Premises. Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not be construed or deemed to be a forcible or unlawful entry into the Premises, or any eviction of Tenant from the Premises or any portion thereof. It is understood and agreed that no provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed herein by Landlord. Notwithstanding anything to the contrary in this Article 15, in exercising any of the foregoing rights, Landlord shall use diligent efforts to minimize any disruption to Tenant. Notwithstanding anything to the contrary in this Article 15, in exercising any of the foregoing rights, absent a default by Tenant, Landlord shall use diligent efforts to comply with Tenant's reasonable security measures and operating procedures (which security measures and operating procedures shall not interfere with Landlord's access to the Premises as provided herein) and shall use diligent efforts to exercise such entry rights in such a manner as to not unreasonably interfere with Tenant's use of, access to, or parking at the Premises.

                                   ARTICLE 16
                             UTILITIES AND SERVICES

        Tenant shall be responsible for contracting with all necessary utility companies and providers to provide to the Premises all heat, light, gas, power, electricity, telephone and all other utilities required by Tenant and/or the Premises. Tenant shall pay for all heat, light, gas, power, electricity, telephone or other service metered, chargeable or provided to or used by the Tenant and/or the Premises. Landlord reserves the right to install separate meters for any such utility at Landlord's sole cost and expense. In no event shall Landlord incur any liability as a result of any interruption of the provision of any of the foregoing utility services to Tenant. In addition, Tenant shall not be entitled to any abatement or reduction of rent by reason of such interruption and Tenant shall not be relieved from the performance of any covenant or agreement in this Lease because of such interruption. Landlord shall, at all times during the Lease Term, provide a backup generator to serve the life-safety systems in the Premises (the cost of which shall be an Operating Expense). Landlord shall also provide Tenant with the password to access the energy management system for the building in which the Premises are located.

                                   ARTICLE 17
                                   BANKRUPTCY

        If Tenant shall file a petition in bankruptcy under any provision of the Bankruptcy Code as then in effect, or if Tenant shall be adjudicated a bankrupt in involuntary bankruptcy proceedings and such adjudication shall not have been vacated within sixty (60) days from the date thereof, or if a receiver or trustee shall be appointed of Tenant's Property and the order appointing such receiver or trustee shall not be set aside or vacated within sixty (60) days after the entry thereof, or if Tenant shall assign Tenant's estate or effects for the benefit of creditors, or if this Lease shall, by operation of law or otherwise, pass to any person or persons other than Tenant, except as permitted by the terms hereof, then in any such event Landlord may terminate this Lease, if Landlord so elects, with or without notice of such election and with or without entry or action by Landlord. Neither Tenant nor any person claiming through or under Tenant or by virtue of any statute or order of any court shall be entitled to possession of the Premises but shall surrender the Premises to landlord. Nothing contained herein shall limit or prejudice the right of Landlord to recover damages by reason of any such termination equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved; whether or not such amount is greater, equal to, or less than the amount of damages recoverable under the provisions of this Article 17.

                                   ARTICLE 18
                                 INDEMNIFICATION

        Tenant shall indemnify, protect, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord and Landlord's affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all reasonably costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, arising at any time during or after the Lease Term (or in the case of the Tenant's Work, prior to the Lease Term) as a result (directly or indirectly) of or in connection with (a) any default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, beyond any applicable notice and cure period, or (b) Tenant's use of the Premises, the conduct of Tenant's business or any activity, work or things done, permitted or suffered by Tenant or any Tenant Party in or about the Premises, the Common Area and the Project, including the Tenant's Work; provided, however, that Tenant shall not be required to indemnify, protect, defend and hold harmless Landlord for (i) any losses resulting solely from Landlord's ordinary negligence and (ii) any losses to the extent the same result from Landlord's gross negligence or willful misconduct. The foregoing indemnity obligation shall include, without limitation, any claim by any Tenant Party for any injury or illness caused or alleged to be caused in whole or in part by any furniture, carpeting, draperies, stoves or any other materials on the Premises and any utilities used by the Tenant and/or the Premises. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to person in, upon or about the Premises from any cause whatsoever, except to the extent caused by Landlord's gross negligence or willful misconduct. The obligations of Tenant under this Article 18 shall survive the termination of this Lease with respect to any claims or liability arising prior to such termination. Landlord shall indemnify, protect, defend and hold harmless Tenant and Tenant's affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, successors and assigns from and against all losses to the extent resulting from Landlord's gross negligence or willful misconduct; provided, however, that Landlord shall not be responsible for and Tenant hereby waives any right to consequential or punitive damages.

                                   ARTICLE 19
               DAMAGE TO TENANT'S PROPERTY; WAIVER OF SUBROGATION

        Except to the extent caused by gross negligence or willful misconduct of Landlord or its agents, contractors or invitees, Landlord or its agents shall not be liable for (i) any damage to any property entrusted to employees of the Project, (ii) loss or damage to any property by theft or otherwise, (iii) any injury or damage to property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Project or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or from any other cause whatsoever. Landlord or its agents shall not be liable for interference with light or other incorporeal hereditaments, nor shall Landlord be liable for any damage caused by latent defect in the Premises or in the Project. Tenant shall give prompt notice to Landlord in case of fire or other casualty affecting the Premises or the Project or of defects therein or in the fixtures or equipment of which Tenant has actual knowledge.

        Notwithstanding anything to the contrary in this Lease, the parties hereto agree not to make a claim against the other, or the other's respective agents, employees, successors, assignees and subtenants with respect to any liability hereunder, which the other would otherwise be responsible for, for damage to any property that is caused by or results from a risk which is required to be insured against under the Lease, without regard to the negligence or willful misconduct of the entity so released. The parties hereto also agree that their respective insurance policies shall contain a waiver of subrogation endorsement. All of Landlord's and Tenant's repair and indemnity obligations under the Lease shall be subject to the waiver contained in this paragraph.

                                   ARTICLE 20
                                    INSURANCE

        (a) Tenant shall, during the term hereof and any other period of occupancy, at its sole cost and expense, keep in full force and effect the following insurance:

               (i) Standard form property insurance insuring against the perils of fire, extended coverage, vandalism, malicious mischief, special extended coverage ("All-Risk") and sprinkler leakage. This insurance policy shall be upon all property owned by Tenant, for which Tenant is legally liable or that was installed at Tenant's expense, and which is located in the Project including, without limitation, furniture, fittings, installations, fixtures, and any other personal property in an amount not less than ninety percent (90%) of the full replacement cost thereof. This insurance policy shall also be upon direct or indirect loss of Tenant's earnings attributable to Tenant's inability to use fully or obtain access to the Premises or Project in an amount as will properly reimburse Tenant. Such policy shall name Landlord and any mortgagees of Landlord as loss payees, as their respective interests may appear, with respect to such insured items.

               (ii) Commercial General Liability Insurance insuring Tenant against any liability arising out of the lease, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be in the amount of $2,000,000 Combined Single Limit for injury to, or death of one or more persons in an occurrence, and an annual aggregate in the amount of $4,000,000, and for damage to tangible property (including loss of use) in an occurrence, with such liability amount to be adjusted, if necessary, every five
(5) years to reflect increases in the Consumer Price Index. The policy shall insure the hazards of premises and operation, independent contractors, contractual liability (covering the Indemnity contained in Article 18 hereof) and shall (1) name Landlord as an additional insured, and (2) contain a cross liability provision, and (3) contain a provision that "the insurance provided the Landlord hereunder shall be primary and non-contributing with any other insurance available to the Landlord."

               (iii) Workers' Compensation and Employer's Liability insurance (as required by state law).

               (iv) Any other form or forms of insurance as Tenant or Landlord or any mortgagees of Landlord may reasonably require from time to time in form, in amounts and for insurance risks against which a prudent tenant would protect itself and which is customarily required by landlords of similar buildings located in the vicinity of the Premises; provided, however, that Tenant shall not be required to obtain any such other forms of insurance within the first four (4) years of the Lease Term.

        (b) All policies shall be written in a form reasonably satisfactory to Landlord and shall be taken out with insurance companies holding a General Policyholders Rating of "A" and a Financial Rating of "VIII" or better, as set forth in the most current issue of Bests Insurance Guide. Within thirty (30) days after the execution of this Lease, Tenant shall deliver to Landlord certificates evidencing the existence of the amounts and forms of coverage required by this Lease. None of the insurance required to be carried by Tenant pursuant to the terms hereof shall be cancelable or reducible in coverage except after thirty (30) days prior written notice to Landlord, except for cancellation due to non-payment of premium, the notice period for which shall be ten (10) days. Tenant shall, within ten (10) days prior to the expiration of such policies, furnish Landlord with certificates of insurance, or Landlord may order such insurance and charge the cost thereof to Tenant as additional rent. If Landlord obtains any insurance that is the responsibility of Tenant under this section, Landlord shall deliver to Tenant a written statement setting forth the cost of any such insurance and showing in reasonable detail the manner in which it has been computed. All insurance required of Tenant under this Article 20 shall be primary insurance for all claims under it and provide that any insurance carried by Landlord and Landlord's lenders is strictly excess, secondary, and noncontributing with any insurance carried by Tenant.

        (c) Landlord shall maintain "all risk" or "special form" property insurance insuring the Project for the full replacement cost thereof.

                                   ARTICLE 21
                              DAMAGE OR DESTRUCTION

        21.1 Casualty. If the Premises should be damaged or destroyed by fire or other casualty, Tenant shall give immediate written notice to Landlord. Within thirty (30) days after receipt from Tenant of such written notice, Landlord shall notify Tenant whether the necessary repairs can reasonably be made: (a) in less than two hundred twenty five (225) days; or (b) in more than two hundred twenty five (225) days, in each case after the date of the casualty.

               21.1.1 Less Than 225 Days. If the Premises should be damaged only to such extent that rebuilding or repairs can reasonably be completed within two hundred twenty five (225) days after the casualty, this Lease shall not terminate and Landlord shall repair the Premises, except that Landlord shall not be required to rebuild, repair or replace Tenant's Property which may have been placed in, on or about the Premises by or for the benefit of Tenant. All Rent payable hereunder shall be equitably abated following any such damage to the extent to which Tenant's use and enjoyment of the Premises has been diminished. If the repairs required to be made by Landlord pursuant to this Section 21.1.1 are not substantially completed within two hundred twenty five (225) days after the casualty, as the same may be extended by Force Majeure, Tenant may, as its sole and exclusive remedy, in connection therewith (and notwithstanding anything to the contrary contained herein), terminate this Lease by providing Landlord with at least thirty (30) days written notice prior to the date that such repairs are substantially completed.

               21.1.2 Intentionally Omitted.

               21.1.3 Greater Than 225 Days. If the Premises should be so damaged that rebuilding or repairs cannot be completed within two hundred twenty five (225) days after the casualty, either Landlord or Tenant may terminate this Lease by giving written notice within ten (10) days after notice from Landlord specifying such time period of repair; and this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. In the event that neither party elects to terminate this Lease, Landlord shall commence and prosecute to completion the repairs to the Premises, provided insurance proceeds are available to pay for the repair of all damage (except that Landlord shall not be required to rebuild, repair or replace Tenant's Property). All Rent payable hereunder shall be equitably abated following any such damage to the extent to which Tenant's use and enjoyment of the Premises has been diminished.

               21.1.4 Casualty During the Last Year of the Lease Term. Notwithstanding any other provisions hereof, if the Premises shall be damaged within the last year of the Lease Term, and if the cost to repair or reconstruct the portion of the Premises which was damaged or destroyed shall exceed two (2) months Base Rent, then, irrespective of the time necessary to complete such repair or reconstruction, Landlord shall have the right, in its sole and absolute discretion, to terminate the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises. The foregoing right shall be in addition to any other right and option of Landlord under this Article 21.

        21.2 Uninsured Casualty. In the event that the Premises is damaged to the extent Tenant is unable to use the Premises and such damage is not covered by insurance required to be maintained by Landlord, then Landlord shall have the right at Landlord's option, in Landlord's sole and absolute discretion, either
(i) to repair such damage as soon as reasonably possible at Landlord's expense, or (ii) to give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to terminate this Lease, Tenant shall have the right within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's commitment to pay the shortfall in insurance proceeds, in which event this Lease shall continue in full force and effect, and Landlord shall make such repairs as soon as reasonably possible subject to the following conditions: Tenant shall deposit with Landlord Landlord's estimated shortfall in insurance proceeds not later than five (5) business days prior to Landlord's commencement of the repair work. If the cost of such repairs exceeds the amount deposited, plus insurance proceeds, Tenant shall reimburse Landlord for such excess cost within ten (10) business days after receipt of an invoice from Landlord. Any amount deposited by Tenant in excess of the cost of such repairs shall be refunded within thirty
(30) days of Landlord's final payment to Landlord's contractor. If Tenant does not give such notice within the ten (10) day period, or fails to make such deposit as required, Landlord shall have the right, in Landlord's sole and absolute discretion, to immediately terminate this Lease to be effective as of the date of the occurrence of the damage. If Landlord does not elect to terminate this Lease, or is not entitled to terminate this Lease following any damage described in this paragraph, then Landlord shall, to the extent of insurance proceeds available for such purpose, repair such damage as soon as reasonably possible at Landlord's expense. Notwithstanding anything to the contrary in this Article 21, Landlord shall not have the right to terminate this Lease if the cost of repair or restoration to the Premises would cost less than three percent (3%) of the replacement cost of the Premises.

        21.3 Waiver. With respect to any damage or destruction which Landlord is obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law, including without limitation any rights granted under Section 1932, subdivision 2, and Section 1933, of the California Civil Code.

                                   ARTICLE 22
                                 EMINENT DOMAIN

        22.1 Total Condemnation. If all of the Premises is condemned by eminent domain, inversely condemned or sold under threat of condemnation for any public or quasi-public use or purpose ("Condemned"), this Lease shall terminate as of the earlier of the date the condemning authority takes title to or possession of the Premises, and Rent shall be adjusted to the date of termination.

        22.2 Partial Condemnation. If any portion of the Premises is Condemned and such partial condemnation materially impairs Tenant's ability to use the Premises for Tenant's business, either Tenant or Landlord shall have the option to terminate this Lease as of the earlier of the date title vests in the condemning authority or as of the date an order of immediate possession is issued and Rent shall be adjusted to the date of termination. Any such termination must be accomplished within ten (10) days of notice of such condemnation, or the right to so terminate as a result of such condemnation shall be waived. If such partial condemnation does not materially impair Tenant's ability to use the Premises for the business of Tenant, Landlord shall promptly restore the Premises to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting or order of immediate possession Rent shall be adjusted as reasonably determined by Landlord.

        22.3 Award. If the Premises are wholly or partially condemned, Landlord shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided, however, Tenant shall have the right to recover from the condemning authority such compensation as may be separately awarded to Tenant, without reducing Landlord's award, in connection with (i) costs in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location and (ii) the unamortized value of any alterations or improvements made to the Premises at Tenant's expense. No condemnation of any kind shall be construed to constitute an actual or constructive eviction of Tenant or a breach of any express or implied covenant of quiet enjoyment. Tenant hereby waives the effect of Sections 1265.120 and 1265.130 of the California Code of Civil Procedure.

        22.4 Temporary Condemnation. In the event of a temporary condemnation not extending beyond the Term, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation except damages to any of Landlord's property. If a temporary condemnation is for a period which extends beyond the

Term, this Lease shall terminate as of the date of initial occupancy by the condemning authority and any such award shall be distributed in accordance with the preceding section. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost actually incurred by Landlord of performing any obligations required of Tenant with respect to the surrender of the Premises.

                                   ARTICLE 23
                              DEFAULTS AND REMEDIES

        23.1 Event of Default. The occurrence of any one or more of the following events shall constitute a default (an "Event of Default") hereunder by
Tenant:

               (i) The abandonment of the Premises by Tenant.

               (ii) The failure by Tenant to make any payment of rent or additional rent or any other payment required to be made by Tenant hereunder within five (5) days after written notice from Landlord that such amounts are delinquent.

               (iii) The failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in Article 23.1(a)(i) or (ii) above where such failure continues for a period of fifteen (15) days after written notice from Landlord; provided, however, if the nature of the default is such that more than fifteen (15) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences the cure within fifteen (15) days after written notice from Landlord and diligently and continuously prosecutes such cure to completion, and completes such cure within an additional sixty (60) days thereafter; provided, further, that in the case of a monetary default, Tenant shall only have fifteen (15) days after written notice from Landlord in which to cure such default.

               (iv) (1) The making by Tenant of any general assignment for the benefit of creditors; (2) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (3) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (4) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty days.

               (v) The making of any material misrepresentation or omission by Tenant or any successor in interest of Tenant in any materials delivered by or on behalf of Tenant to Landlord or Landlord's lender pursuant to this Lease which misrepresentation or omission has had a material adverse effect upon Tenant's ability to pay or perform its obligations under this Lease.

        23.2. Remedies.

               23.2.1 Termination. In the event of the occurrence of any Event of Default, Landlord shall have the right to give a written termination notice to Tenant and, on the date specified in such notice, this Lease shall terminate unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other Events of Default at the time existing shall have been fully remedied to the satisfaction of Landlord.

               23.2.2 Repossession. Following termination, without prejudice to other remedies Landlord may have, Landlord may (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

               23.2.3 Unpaid Rent. Landlord shall have all the rights and remedies of a landlord provided by Applicable Law, including the right to recover from Tenant: (a) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination, (b)the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (c) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and (d) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. The phrase "worth, at the time of award," as used in (a) and
(b) above, shall be computed at the Applicable Interest Rate, and as used in (c) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

               23.2.4 Continuation. Even though an Event of Default may have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession; and Landlord may enforce all of Landlord's rights and remedies under this Lease, including the remedy described in California Civil Code Section 1951.4 ("lessor" may continue the Lease in effect after "lessee's" breach and abandonment and recover Rent as it becomes due, if "lessee" has the right to sublet or assign, subject only to reasonable limitations) to recover Rent as it becomes due. Tenant shall continue to pay the Rent on the date the same is due. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, including without limitation attorneys' fees and costs, with interest at the Applicable Interest Rate from the date of such expenditure.

               23.2.5 Cumulative. Each right and remedy of Landlord provided for herein or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

                                   ARTICLE 24
                            ASSIGNMENT AND SUBLETTING

        24.1 Tenant shall not voluntarily assign or encumber its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, without first obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Such consent right shall, without limitation, apply to the form of sublease, assignment and consent. Any assignment, encumbrance or sublease without Landlord's prior written consent shall be voidable, at Landlord's election, and shall constitute an automatic default hereunder, without notice or a cure right. No consent to assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this section. Tenant shall notify Landlord in writing of Tenant's intent to sublease, encumber or assign this Lease and Landlord shall, within ten
(10) business days of receipt of such written notice, elect one of the following:

               (a) Consent to such proposed assignment, encumbrance or sublease;

               (b) Refuse such consent, which refusal shall be on reasonable grounds; or

               (c) In the event of an assignment, recapture the entire Premises, and in the event of a sublease, recapture that portion of the Premises Tenant desires to sublease if: (a) such portion of the Premises exceeds 25,000 square feet and (i) the term is for more than two (2) years or (ii) extends into the final twelve (12) months of the Lease Term; or (b) such portion of the Premises exceeds 10,000 square feet and (i) the term of the sublease is for five (5) years or more or (ii) the term of the sublease extends into the final twelve
(12) months of the Lease Term.

        24.2 As a condition for granting its consent to any assignment, encumbrance or sublease, fifteen (15) days prior to any anticipated assignment or sublease Tenant shall give Landlord written notice (the "Assignment Notice"), which shall set forth the name, address and business of the proposed assignee or sublessee, information (including references) concerning the character, ownership, and financial condition of the proposed assignee or sublessee, and the Assignment Date, any ownership or commercial relationship between Tenant and the proposed assignee or sublessee, and the consideration of all other material terms and conditions of the proposed assignment or sublease, all in such detail as Landlord shall reasonably require. If Landlord requests additional detail, Landlord may withhold consent to any assignment or sublease until such additional detail is provided to it. Further, Landlord may require that the sublessee or assignee remit directly to Landlord on a monthly basis during the continuation of an

Event of Default hereunder (provided that the collection of sublease or assignment consideration shall not be deemed to cure an Event of Default), all monies due to Tenant by said assignee or sublessee.

        24.3 The consent by Landlord to any assignment or subletting shall not be construed as relieving Tenant or any assignee of this Lease or sublessee of the Premises from obtaining the express written consent of Landlord to any further assignment or subletting or as releasing Tenant or any assignee or sublessee of Tenant from any liability or obligation hereunder whether or not then accrued. In the event Landlord shall consent to an assignment or sublease, Tenant shall pay Landlord as Additional Rent all of Landlord's reasonable out-of-pocket attorneys' fees actually incurred in connection with evaluating the Assignment Notice, not to exceed $5,000 per request for consent. This section shall be fully applicable to all further sales, hypothecations, transfers, assignments and subleases of any portion of the Premises by any successor or assignee of Tenant, or any sublessee of the Premises.

        24.4 An assignment, sale or transfer of 25% or more of the ownership interests in Tenant shall be deemed an assignment for purposes of this Article 24 requiring Landlord's consent as provided in this Article 24. Notwithstanding anything to the contrary in this Article 24, (i) Tenant may, without Landlord's prior written consent, without constituting an assignment or sublease hereunder, and without being subject to any recapture rights and/or profit-sharing provisions contained herein, assign the Lease to any entity into which Tenant is merged in its entirety, pursuant to a merger, 100% stock acquisition or other nonbankruptcy reorganization, or which acquires all or substantially all of the assets of Tenant, provided that the assignee first executes, acknowledges and delivers to Landlord an agreement whereby the assignee agrees to be bound by all of the covenants and agreements in this Lease which Tenant has agreed to keep, observe or perform, that the assignee agrees that the provisions of this section shall be binding upon it as if it were the original Tenant hereunder and that the assignee shall have a net worth (determined in accordance with GAAP) immediately after such assignment which is at least equal to the net worth (as so determined) of Tenant immediately before such assignment, and (ii) the sale or transfer of Tenant's capital stock shall not be deemed an assignment for purposes of this Article 24 if at the time of such sale or transfer Tenant is a publicly traded company on a nationally recognized stock exchange.

        24.5 Except as provided above, Landlord's consent to any sublease shall not be unreasonably withheld, conditioned or delayed. If for any proposed assignment or sublease Tenant receives rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the Rent called for hereunder (as such Rent is adjusted pursuant to Article 24.1), or, in case of the sublease of a portion of the Premises, in excess of such rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account and after first deducting reasonable, out-of-pocket, actual brokerage commissions and tenant improvement costs payable by Tenant in connection with such transfer, Tenant shall pay to Landlord as Additional Rent hereunder fifty percent (50%) of the excess of each such payment of rent or other consideration received by Tenant. Landlord's waiver or consent to any assignment or subletting shall not relieve Tenant from any obligation under this lease. For the purpose of this Article, the Rent for each square foot of floor space in the Premises shall be deemed equal.

                                   ARTICLE 25
                       SUBORDINATION; MORTGAGEE PROTECTION

        25.1 Subordination. This Lease shall be subject and subordinate to all ground leases, master leases and the lien of all mortgages and deeds of trust which now or hereafter affect the Premises or the Project or Landlord's interest therein, the CC&Rs and all amendments thereto, all without the necessity of Tenant's executing further instruments to effect such subordination. If requested, Tenant shall execute and deliver to Landlord within ten (10) business days after Landlord's request whatever documentation that may reasonably be required to further effect the provisions of this Article including, without limitation, a Subordination, Nondisturbance and Attornment Agreement in the form attached here to as EXHIBIT I (such form may be replaced with a commercially reasonable form used by Landlord's lender or replacement lender from time to time), as may be required by Landlord's lender. Should any holder of a mortgage or deed of trust request that this Lease and Tenant's rights hereunder be made superior, rather than subordinate, to the mortgage or deed of trust, then Tenant will, within ten (10) business days after written request, execute and deliver such agreement as may be required by such holder in order to effectuate and evidence such superiority of the Lease to the mortgage or deed of trust. Notwithstanding the foregoing, the subordination of Tenant's rights and interests under this Lease to any mortgage or deed of trust shall be contingent upon Tenant's having received from any such mortgagee or beneficiary of any deed of trust a written recognition agreement on market terms providing that Tenant's rights and interest shall not be disturbed in the event of any foreclosure of any such mortgage or deed of trust and confirming that Tenant shall receive all of the rights and services provided for under this Lease and the Work Letter. Prior to the Commencement Date, Landlord shall obtain and deliver to Tenant such a recognition and non-disturbance agreement on market terms from each mortgagee or beneficiary of any deed of trust then encumbering the Premises.

        25.2 Attornment. Tenant hereby agrees that Tenant will recognize as its landlord under this Lease and shall attorn to any person succeeding to the interest of Landlord in respect of the land and the buildings governed by this Lease upon any foreclosure of any mortgage upon such land or buildings or upon the execution of any deed in lieu of foreclosure in respect to such deed of trust. If requested, Tenant shall execute and deliver an instrument or instruments confirming its attornment as provided for herein; provided, however, that no such beneficiary or successor- in-interest shall be bound by any payment of Base Rent for more than one (1) month in advance, other than the Security Deposit, or any amendment or modification of this Lease made without the express written consent of such beneficiary where such consent is required under applicable loan documents.

        25.3 Mortgagee Protection. Tenant agrees to give Landlord's lender or any holder of any mortgage or deed of trust secured by the Project, by registered or certified mail or nationally recognized overnight delivery service, a copy of any notice of default served upon the Landlord by Tenant, provided that, prior to such notice, Tenant has been notified in writing (by way of service on Tenant of a copy of assignment of rents and leases or otherwise) of the address of such lender or such holder of a mortgage or deed of trust. Tenant further agrees that if Landlord shall have failed to cure such default within thirty (30) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if Landlord has commenced within such thirty (30) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default), then Landlord's lender or the holder of any mortgage or deed of trust shall have an additional sixty (60) days within which to cure or correct such default (or if such default cannot be cured or corrected within that time, then such additional time as may be necessary if such holder of any mortgage or deed of trust has commenced within such sixty (60) day period and is diligently pursuing the remedies or steps necessary to cure or correct such default). Notwithstanding the foregoing, in no event shall Landlord's lender or any holder of any mortgage or deed of trust have any obligation to cure any default of the Landlord. Notwithstanding anything to the contrary in this Article 25, in the event Landlord fails to perform any of its obligations under the Lease and fails to cure such default within thirty (30) days after written notice from Tenant specifying the nature of such default where such default could reasonably be cured within said thirty (30) day period, or fails to commence such cure within said thirty (30) day period and thereafter continuously with due diligence prosecute such cure to completion where such default could not reasonably be cured within said thirty (30) day period, then Tenant shall have the right, but not the obligation, to cure such default and to demand reimbursement by Landlord of the cost of such cure, with interest thereon at the Applicable Interest Rate from the date of the expenditure until repaid

                                   ARTICLE 26
                              ESTOPPEL CERTIFICATE

        (a) Within ten (10) business days following any written request which Landlord or Landlord's lender may make from time to time, Tenant shall duly execute (and if required by Landlord or Landlord's lender, have such signature acknowledged) and deliver to Landlord and Landlord's lender, an estoppel certificate in the form attached hereto as EXHIBIT G. Landlord and Tenant intend that any statement delivered pursuant to this Article 26 may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Premises or Project or any interest therein.

        (b) Tenant's failure to deliver such statement within such time shall be a breach hereunder and shall be conclusive upon Tenant:

               (i) That this Lease is in full force and effect, without modification except as may be represented by Landlord,

               (ii) That there are no uncured defaults in Landlord's performance,

               (iii) That not more than one month's rental has been paid in advance, other than the Security Deposit; and

               (iv) That Tenant has no then existing right of offset, counterclaim or deduction against Rent hereunder.

        Within ten (10) business days following any written request which Tenant may make from time to time, Landlord shall duly execute and deliver to Tenant, an estoppel certificate stating that (i) the Lease is in full force and effect, without modification except as may be provided therein; (ii) Landlord is not aware of any uncured defaults in Tenant's performance under the Lease (except as may be provided therein); and (iii) that not more than one month's rental has been paid in advance, other than the Security Deposit.

                                   ARTICLE 27
                                     SIGNAGE

        Landlord shall provide for Tenant the opportunity to have Tenant's name at Tenant's entrance to the Premises on a monument sign, the size and location of which shall be determined by Landlord, and Landlord and Tenant shall also reasonably cooperate to obtain all required governmental approvals for a curbside monument sign (consistent in size and style with other monument signs within the Project, and which shall be installed at Landlord's expense, not to exceed $10,000) along Murphy Ranch Road. Except for the foregoing monument signs and directional/address signs installed by Tenant with Landlord's prior approval, Tenant shall have no other right to maintain a Tenant identification sign in any other location in, on or about the Premises or the Project and shall not display or erect any Tenant identification sign, display or other advertising material that is visible from the exterior of the Premises. The size, design, color and other physical aspects of the Tenant identification sign shall be subject to Landlord's written reasonable approval prior to installation. The cost of the installation of the sign, and its maintenance and removal expense, shall be at Tenant's sole expense. If Tenant fails to maintain its sign or if Tenant fails to remove its sign upon termination of this Lease, Landlord may do so at Tenant's expense and Tenant's reimbursement to Landlord for such amounts shall be deemed additional rent. All signs shall comply with reasonable rules and regulations set forth by Landlord as may be modified from time to time.

                                   ARTICLE 28
                              RULES AND REGULATIONS

        Tenant shall faithfully observe and comply with the "Rules and Regulations," a copy of which is attached hereto and marked EXHIBIT D, and all reasonable and nondiscriminatory modifications thereof and additions thereto from time to time put into effect by Landlord; provided, however, that Tenant shall not be required to comply with any new rule or regulation if the same materially and unreasonably interferes with Tenant's use of the Premises or Tenant's parking rights or materially increases the obligations or decreases the rights of Tenant under this Lease, compared to the original rules and regulations. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or occupant of the Project of any of said Rules and Regulations.

                                   ARTICLE 29
                                CONFLICT OF LAWS

        This Lease shall be governed by and construed pursuant to the laws of the State of California.

                                   ARTICLE 30
                             SUCCESSORS AND ASSIGNS

        Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, subtenants and assigns.

                                   ARTICLE 31
                              SURRENDER OF PREMISES

        The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord, operate as an assignment to it of any or all subleases and subtenancies.

                                   ARTICLE 32
                                 ATTORNEYS' FEES

        If Landlord should bring suit for possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease, or for any other relief against Tenant hereunder, or in the event of any other litigation between the parties with respect to this Lease, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

                                   ARTICLE 33
                              PERFORMANCE BY TENANT

        All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of rent. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, for which it is liable hereunder or if Tenant shall fail to perform any other act on its part to be performed hereunder and such failure shall continue for thirty (30) days after notice thereof by Landlord, Landlord may, without waiving or releasing Tenant from obligations of Tenant, but shall not be obligated to, make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs together with interest thereon at the maximum rate permissible by law, from the date of such payment by Landlord, shall be payable to Landlord on demand. Tenant covenants to pay any such sums and Landlord shall have (in addition to any other right or remedy of Landlord) all rights and remedies in the event of the non-payment thereof by Tenant as are set forth in Article 23 hereof.

                                   ARTICLE 34
                             BRIDGE CONFERENCE ROOM

        During such time when the building located at 911 Murphy Ranch Road ("Building 5") is unoccupied, but only during such time, Tenant shall have the non-exclusive right to access and use the bridge conference room area (as depicted on Exhibit J hereto, the "Bridge Conference Room"). Upon the earlier to occur of (i) Landlord's desire to sell the building of which the Premises are a part, or (ii) Landlord's desire to lease or sell all or a part of Building 5, Landlord shall provide written notice (the "Expansion Trigger Notice") thereof to Tenant, and Tenant shall have the right expand the Premises (the "Bridge Expansion Option") to include the Bridge Conference Room. Tenant may only exercise the Bridge Expansion Option by giving irrevocable written notice of such exercise (the "Expansion Acceptance Notice") no later than ten (10) days following its receipt of such Expansion Trigger Notice from Landlord. The Bridge Expansion Option shall be personal to the originally named Tenant and may only be exercised by the originally named Tenant or any assignee of Tenant permitted in Section 24.4 (a "Permitted Assignee"). The originally named Tenant (or Permitted Assignee) may exercise the Bridge Expansion Option only if (x) the originally named Tenant (or Permitted Assignee) occupies 90% or more of the Premises as of the date of the Expansion Trigger Notice, and (y) Tenant is not in default under this Lease as of such date. If Tenant timely and validly exercises the Bridge Expansion Option, then beginning on the date of such Expansion Acceptance Notice and continuing for the balance of the Lease Term, the Bridge Conference Room shall be part of the Premises under this Lease, and Tenant's Percentage of Direct Expenses and Base Rent shall be adjusted, on a pro-rata basis, to reflect the increased rentable square footage of the Premises resulting from the inclusion of the Bridge Conference Room, as reasonably determined by Landlord. If Tenant timely and validly exercises the Bridge Expansion Option, Tenant shall accept the Bridge Conference Room in its "as-is" condition as of the date of such Expansion Acceptance Notice. If Tenant does not deliver the Expansion Acceptance Notice within the response period specified in this Article 34, the Bridge Expansion Option shall terminate, and Tenant shall no longer have any right to use the Bridge Conference Room.


                                   ARTICLE 35
                             DEFINITION OF LANDLORD

        The term "Landlord", as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner or owners, at the time in question, of the fee title of the Premises or the lessees under any ground lease, if any. In the event of any transfer, assignment or other conveyance or transfers of any such title, Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer, assignment or conveyance of all liability accruing thereafter. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant and such transfer or subsequent transfer shall not be deemed a violation on Landlord's part of any of the terms and conditions of this Lease.

                                   ARTICLE 36
                                     WAIVER

        The waiver by either party of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained, nor shall any custom or practice which may grow up between the parties in the administration of the terms hereof be deemed a waiver of or in any way affect the right of either party to insist upon the performance by the other party in strict accordance with said terms. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant or any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

                                   ARTICLE 37
                            IDENTIFICATION OF TENANT

        If more than one person executes this Lease as Tenant:

               (i) Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and

               (ii) The term "Tenant" as used in this Lease shall mean and include each of them jointly and severally. The act of or notice from, or notice to refund to, or the signature of any one or more of them, with respect to the tenancy of this Lease, including, but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

                                   ARTICLE 38
                                     PARKING

        The use by Tenant, its employees and invitees, of the parking facilities of the Project shall be on the terms and conditions set forth in EXHIBIT D attached hereto and by this reference incorporated herein and shall be subject to such other agreement between Landlord and Tenant as may hereinafter be established, and to such other reasonable rules and regulations as Landlord may establish. Tenant, its employees and invitees shall use no more than 3.2 non-exclusive parking spaces per one thousand (1,000) square feet of leased space. As part of such parking, Landlord agrees to provide Tenant with seven (7) reserved parking stalls for use by Tenant's invitees, in a mutually acceptable location near the entrance to the Premises. Tenant's use of the parking spaces shall be confined to the Project. If, in Landlord's reasonable business judgment, it becomes necessary, Landlord shall exercise due diligence to cause the creation of cross-parking easements and such other agreements as are necessary to permit Tenant, its employees and invitees to use parking spaces on properties and buildings which are separate legal parcels from the Project. Tenant acknowledges that other tenants of the Project and the tenants of the other buildings, their employees and invitees, may be given the right to park at the Project.

                                   ARTICLE 39
                               TERMS AND HEADINGS

        The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in any gender include other genders. The article headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                                   ARTICLE 40
                              EXAMINATION OF LEASE

        Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

                                   ARTICLE 41
                                      TIME

        Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

                                   ARTICLE 42
                           PRIOR AGREEMENT: AMENDMENTS

        This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

                                   ARTICLE 43
                                  SEPARABILITY

        Any provision of this Lease which shall prove to be invalid, void or illegal in no way affects, impairs or invalidates any other provision hereof, any such other provisions shall remain in full force and effect.

                                   ARTICLE 44
                                    RECORDING

        Neither Landlord nor Tenant shall record this Lease nor a short form memorandum thereof without the consent of the other.

                                   ARTICLE 45
                                    CONSENTS

        Whenever the consent of either party is required hereunder, unless otherwise specified, such consent shall not be unreasonably withheld.

                                   ARTICLE 46
                             LIMITATION ON LIABILITY

        In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

        (a) The sole and exclusive remedy shall be against the Landlord's interest in the Project;

        (b) No partner, member, shareholder, officer, agent or employee of Landlord shall be sued or named as a party in any suit or action (except as may be necessary to secure jurisdiction of Landlord);

        (c) No service or process shall be made against any partner, member, shareholder, officer, agent or employee of Landlord (except as may be necessary to secure jurisdiction of Landlord);

        (d) No partner, member, shareholder, officer, agent or employee of Landlord shall be required to answer or otherwise plead to any service of process;

        (e) No judgment will be taken against any partner, member, shareholder, officer, agent or employee of Landlord;

        (f) Any judgment taken against any partner, member, shareholder, officer, agent or employee of Landlord may be vacated and set aside at any time nunc pro nunc;

        (g) No writ of execution will ever be levied against the assets of any partner, officer, agent or employee of Landlord;

        (h) These covenants and agreements are enforceable both by Landlord and also by any partner, officer, agent or employee of Landlord.

                                   ARTICLE 47
                                     RIDERS

        Clauses, plats and riders, if any, signed by Landlord and Tenant and affixed to this Lease are a part hereof.

                                   ARTICLE 48
                                    EXHIBITS

        All Exhibits attached hereto are incorporated into this Lease.

                                   ARTICLE 49
                             MODIFICATION FOR LENDER

        If, in connection with obtaining construction, interim or permanent financing for the Project the lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

                                   ARTICLE 50
                              INTENTIONALLY OMITTED



                                   ARTICLE 51
                               HAZARDOUS MATERIALS

        Tenant shall not bring upon, store, manufacture, generate, blend, handle, recycle, treat, dispose or use, or permit to be used, on, under or about the Premises, the Common Area or the Project any Hazardous Materials except for routine office and janitorial supplies in usual and customary quantities stored, used and disposed of in accordance with all applicable Environmental Laws and those substances listed on EXHIBIT H attached hereto, in each case in a safe and lawful manner. Tenant and Tenant's Parties shall comply with all Environmental Laws with respect to their use of Hazardous Materials. Tenant shall promptly notify Landlord in writing of the violation of any Environmental Law. Tenant shall promptly notify Landlord in writing of the presence of any Hazardous Materials on the Premises or any portion of the Project of which Tenant has actual notice, other than those Hazardous Materials listed on EXHIBIT H attached hereto. Landlord shall have the right to enter upon and inspect the Premises and to conduct tests, monitoring and investigations. If such tests indicate the presence of any environmental condition caused or exacerbated by Tenant or any Tenant Party or arising during Tenant's or any Tenant Party's occupancy that are in violation of the foregoing or which violate any Environmental Laws, Tenant shall reimburse Landlord for the cost of conducting such tests. The phrase "environmental condition" shall mean any adverse condition relating to any Hazardous Materials or the environment, including surface water, groundwater, drinking water supply, land, surface or subsurface strata or the ambient air and includes air, land and water pollutants, noise, vibration, light and odors. In the event of any release, or maintenance or use of Hazardous Materials by Tenant or Tenant's Parties in violation of Environmental Laws or the terms hereof, Tenant shall promptly take any and all steps necessary to rectify the same to the satisfaction of the applicable agencies and Landlord; provided, however, that if Tenant shall fail to promptly act, at Landlord's election, Landlord may rectify the same and Tenant shall reimburse Landlord, upon demand, for the cost to Landlord of performing such rectifying work, and the same shall constitute an automatic default by Tenant, without the requirement of notice or cure. The reimbursement shall be paid to Landlord in advance of Landlord's performing such work, based upon Landlord's reasonable estimate of the cost thereof; and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall within thirty (30) days after Landlord bills Tenant therefore or Landlord shall within thirty (30) days refund to Tenant any excess deposit, as the case may be. Tenant shall indemnify, protect, defend (by counsel reasonably acceptable to Landlord) and hold harmless Landlord and Landlord's affiliated entities, and each of their respective members, managers, partners, directors, officers, employees, shareholders, lenders, agents, contractors, along with the successors and assigns of the foregoing, (individually and collectively, "Indemnitees") from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and reasonable expenses arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (a) Tenant and/or any Tenant Party's breach of this Article 51 or (b) the presence, release or emission of Hazardous Materials on, under or about the Premises or other property as a result (directly or indirectly) of Tenant's and/or any Tenant Party's activities, or failure to act, in connection with the Premises. This indemnity shall include, without limitation, the cost of any repair, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. Neither the written consent by Landlord to the presence of Hazardous Materials on, under or about the Premises, nor the strict compliance by Tenant with all Environmental Laws, shall excuse Tenant from Tenant's obligation of indemnification pursuant hereto. Tenant's obligations pursuant to the foregoing indemnity shall survive the expiration or termination of this Lease.

        To the actual knowledge of Landlord, which shall be deemed to be the actual knowledge of David Hanan, without inquiry or investigation, except as disclosed on that certain Environmental Review of Lucent Technologies, Inc. Campus Property, prepared by Environ International Corporation, dated as of May 3, 2002, and prepared for Westbrook Real Estate Fund IV (a) no Hazardous Material, other than those typically used in comparable projects, is present on the Project or the soil, surface water or groundwater thereof in violation of laws, (b) no underground storage tanks are present on the Project, and (c) no action, proceeding or claim by any governmental agency is pending or threatened regarding the Project concerning any Hazardous Material or pursuant to any environmental law. Notwithstanding anything to the contrary contained in this Lease, under no circumstance shall Tenant be liable for any losses or liabilities arising out of or in connection with any Hazardous Material present at any time on or about the Project, or the soil, air, improvements, groundwater or surface water thereof, or the violation of any laws, orders or regulations, relating to any such Hazardous Material, except to the extent that any of the foregoing results from acts or omissions of Tenant or its agents or employees or invitees or other occupants of any portion of the Premises. Landlord shall indemnify, defend, protect and hold harmless Tenant, its agents and employees from and against, all losses, costs, claims, liabilities and damages actually incurred by Tenant (including attorneys' and consultants' fees) of every type and nature, directly or indirectly arising out of or in connection with any Hazardous Material that have been released upon the Premises prior to the Commencement Date in violation of Environmental Laws, except to the extent that any such presence or condition was made worse or exacerbated by the acts or omissions, either directly or indirectly, of Tenant or its invitees, agents or employees.

                                   ARTICLE 52
                                  FORCE MAJEURE

        As used herein, a "Force Majeure" event shall mean any acts of God, inability to obtain labor, strikes, lockouts, lack of materials, governmental restrictions, delays in obtaining governmental approvals, permits, variances or waivers, enemy actions, civil commotion, fire, earthquake, unavoidable casualty or other similar causes, but in each case only to the extent beyond Landlord's or Tenant's reasonable control, as applicable. It is expressly agreed that Landlord shall not be obliged to settle any strike to avoid a Force Majeure event from continuing.

                                   ARTICLE 53
                                  COUNTERPARTS

        This Lease may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all such counterparts together, shall constitute one and the same instrument. The execution of facsimiles of this Lease shall be binding on the parties hereto.

                                   ARTICLE 54
                             REASONABLE EXPENDITURES

        Any expenditure by a party permitted or required under the Lease, for which such party demands reimbursement from the other party, shall be limited to the fair market value of the goods and services involved, shall be reasonably incurred, and shall be substantiated by documentary evidence.

                                   ARTICLE 55
                                    APPROVALS

               Whenever the Lease requires an approval, consent, determination, selection or judgment by either Landlord or Tenant, unless another standard is expressly set forth, such approval, consent, determination, selection or judgment and any conditions imposed thereby shall be reasonable and shall not be unreasonably withheld or delayed.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.

LANDLORD:
                                                 ADDRESS
WB MURPHY RANCH, L.L.C., a Delaware
limited liability company                        C/O Lincoln Property Company
                                                 Commercial
By:     /s/ Scott R. Fitzgerald                  2300 Clayton Road, Suite 630
   -----------------------------------           Concord, CA  94520

Name:   Scott R. Fitzgerald                      With copies to:
     ---------------------------------           Westbrook Partners, LLC
                                                 13155 Noel Road-LB54
Its:    Vice-President                           Suite 2300
    ----------------------------------           Dallas, TX 75240
                                                 Attn: Asset Management

                                                 Gibson, Dunn & Crutcher LLP
                                                 333 South Grand Avenue
                                                 Los Angeles, CA 90071-3197
                                                 Attn: Jesse Sharf

TENANT:

XICOR, INC., a California corporation            ADDRESS PRIOR TO COMMENCEMENT
                                                 DATE:
By:     /s/ Louis DiNardo
     ---------------------------------           1511 Buckeye Drive
                                                 Milpitas, CA 95035
Name:   Louis DiNardo                            Attn: CFO
     ---------------------------------
                                                 ADDRESS AFTER COMMENCEMENT
Its:  President and CEO                          DATE:

                                                 933 Murphy Ranch Road
                                                 Milpitas, CA 95035
                                                 Attn: CFO

                                                 With a copy to:
                                                 Wilson Sonsini Goodrich &
                                                 Rosati Professional Corporation
                                                 650 Page Mill Road
                                                 Palo Alto, CA 94304-1050
                                                 Attn:  Real Estate Dept./GM4

                                    EXHIBIT C

                              WORK LETTER AGREEMENT

      This work letter agreement ("Work Letter") shall set forth the terms and conditions relating to the construction of the Tenant Improvements (defined in Section 1.A. hereof) and installation of the FF&E (defined in Section 1.A. hereof) by Tenant in the Premises and construction by Tenant of the E&L Improvements (as defined in Section 1.E. hereof). As of the date of the Lease, Landlord hereby delivers the Premises to Tenant in its "as is" condition and Tenant hereby accepts the same, without any representation or warranty from Landlord regarding the condition of the Premises, except as expressly set forth in Section 2.2 of the Lease. The design, construction and installation of the Tenant Improvements, the FF&E and the E&L Improvements shall hereinafter collectively be referred to as the "Tenant's Work".

                                    SECTION 1

                             TENANT CASH ALLOWANCE

      A. Construction Allowance. Landlord shall provide to Tenant a tenant improvement allowance in the amount of up to, but not exceeding, Twenty Five and 00/100 Dollars ($25.00) per square foot of the Premises, or $1,543,925.00 in total based upon the Premises containing approximately 61,757 rentable square feet ("Construction Allowance"), for the costs relating to (i) the design and construction of Tenant's improvements (including the costs of obtaining permits) which are permanently affixed to the Premises, including, without limitation, the Equipment Pad (as hereinafter defined) (the "Tenant Improvements") and (ii) the purchase and installation of Tenant's furniture, fixtures and equipment in the Premises or in the Equipment Pad (the "FF&E") including, without limitation, partitions, cubicles, modular furniture, office and lobby furniture, cabling, wiring, telecommunications systems and security systems. Tenant shall not be required to spend the Construction Allowance evenly throughout the Premises, but instead, shall be permitted to spend a disproportionate amount of the Construction Allowance on Floor 1 of the Premises (as such term is defined in the Lease). In no event shall Landlord be obligated to make disbursements with respect to the Tenant Improvements or the FF&E pursuant to the Lease in a total amount which exceeds the Construction Allowance and in the event that the total cost of the Tenant Improvements and FF&E shall exceed the Construction Allowance, then Tenant shall be solely and exclusively responsible for such excess costs. Landlord shall fund all costs of the E&L Improvements pursuant to the provisions of Section 1.E. hereof. All Tenant Improvements, and all FF&E for which the Construction Allowance has been used by Tenant, shall be deemed Landlord's property under the Lease, it being understood and agreed that Tenant shall have no ownership interest whatsoever in the Tenant Improvements or the FF&E; provided, however, that Tenant shall be entitled to use the Tenant Improvements and the FF&E in the manner set forth in the Lease. If all of the Tenant's Work is completed in accordance with the terms and conditions of this Work Letter (including, without limitation, in accordance with the Approved Construction Plans relating thereto) and there remains, following such completion, unused funds in the Construction Allowance, such remaining portion of the Construction

Allowance, up to a maximum of $308,785 (the "Rental Credit Amount"), shall be applied to Base Rent (and any unused portion in excess of $308,785 shall be forfeited). Any unused portion of Construction Allowance as of June 1, 2003, shall not be disbursed to Tenant; provided, however, so long as all of the Tenant's Work is completed in accordance with the terms and conditions of this Work Letter (including, without limitation, in accordance with Approved Construction Plans relating thereto) prior to June 1, 2003, the Rental Credit Amount, if any, shall be applied to Base Rent next due..

      B. Disbursement of the Construction Allowance. Except as otherwise set forth in this Work Letter, the Construction Allowance shall be disbursed by Landlord on a monthly basis in the manner provided herein for costs related to the design and construction of the Tenant Improvements and the purchase and the installation of the FF&E (collectively, the "Construction Allowance Items"). At such time as Tenant shall desire to obtain a disbursement of any portion of the Construction Allowance (a "Disbursement"), but in no event more often than once per calendar month, Tenant shall execute and deliver to Landlord a request (a "Draw Request") for such Disbursement, in form and substance reasonably satisfactory to Landlord and with such supporting documentation and information as Landlord may reasonably require (the "Supporting Documents"), and including, without limitation, (1) invoices covering the subject of the Draw Request, (2) conditional waivers of lien (conditioned only on receipt of payment) regarding the work or materials for which Tenant is seeking a draw and unconditional waivers of lien for any work for which Landlord has already disbursed a draw, and (3) a certificate from the Approved Architect (if required by Landlord) indicating that the portion of Tenant's Work covered by such draw request has been completed in accordance with the Approved Construction Plans. Landlord shall, within fifteen (15) days after receiving a Draw Request, disburse to Tenant (or, at Tenant's election, directly to Contractor) ninety percent (90%) (with the remaining 10% being referred to herein as the "Retainage""; provided, however, that with respect to the portion of the requested Disbursement attributable to costs of FF&E, provided such FF&E has been delivered to and installed in the Premises, Landlord shall disburse to Tenant 100% of such costs without any Retainage therefor) of the requested Disbursement, provided that Tenant has submitted the Supporting Documents to Landlord and Landlord has approved the same, which approval shall not be unreasonably withheld. Landlord shall not be obligated to disburse any portion of the Construction Allowance during the continuance of a default under the Lease, and Landlord's obligation to disburse any portion of the Construction Allowance shall only resume when and if such default is cured.

      C. Notwithstanding anything to the contrary contained herein, in no event shall Landlord be obligated to make any disbursements with respect to FF&E costs unless and until Approved Construction Plans and Approved Construction Contracts, covering all of the Tenant Improvements and FF&E, have been achieved, in the manner set forth in Sections 2 and 5 of this Work Letter. The Approved Construction Plans and Approved Construction Contracts covering all of the Tenant Improvements and FF&E work are collectively referred to herein as the "Approved Construction Documents." If the Approved Construction Documents provide for total costs (including, without limitation, a customary and reasonable overage allowance, which shall not exceed 10% of total costs) in an amount less than the Construction Allowance, Landlord shall make disbursements for both Tenant Improvement and FF&E costs in the manner set forth in paragraphs A and B above. If, however, the Approved Construction Documents provide for total costs (including, without limitation, a customary and reasonable overage allowance, which shall not exceed 10% of total costs) in excess of the Construction Allowance, and the Tenant Improvement costs set forth therein are less than the Construction Allowance, then (i) Landlord shall make disbursements from the Construction Allowance in the manner set forth in paragraphs A and B above for costs relating to Tenant Improvements, and (ii) Landlord's obligation to disburse portions of the Construction Allowance for FF&E costs shall be limited to that portion of the Construction Allowance in excess of the total costs of the Tenant Improvements set forth in the Approved Construction Documents (the "FF&E Allocation"), and, in addition to the conditions set forth in paragraphs A and B, above, Landlord's obligation to disburse such funds for the FF&E costs shall be conditioned on Tenant's concurrent funding and payment, on a pro-rata basis (based on the ratio of (i) the FF&E Allocation, to (ii) the total costs of the FF&E work), of any such FF&E costs.

      D. The Retainage shall not be disbursed to Tenant until the last to occur of the following (unless waived in writing by Landlord), at which time the Tenant's Work shall be deemed to be completed: Landlord's receipt of (i) invoices from Tenant and/or all of Tenant's contractors, subcontractors, laborers, materialmen, and suppliers retained directly or indirectly by Tenant for labor rendered and materials delivered to the Premises in conjunction with the Construction Allowance Items ("Tenant's Build-Out Agents"), (ii) executed unconditional and irrevocable, final mechanic's lien releases from all of Tenant's Build-Out Agents in statutory form which shall comply with Applicable Law (as hereinafter defined), (iii) a copy of a final certificate of occupancy for the Premises (or the substantial equivalent thereof reasonably acceptable to Landlord, which may include a temporary certificate of occupancy with only those conditions reasonably acceptable to Landlord, or a sign-off by the building inspector which allows occupancy pending a certificate of occupancy with only those conditions reasonably acceptable to Landlord), (iv) copies of all building and other licenses and permits with appropriate sign-offs required under Applicable Law, (v) Landlord, its architect or other authorized designee of Landlord (at Landlord's sole cost and expense and not as part of the Construction Allowance) shall have inspected the Premises and approved Tenant's Work; (vi) Tenant has furnished Landlord with copies of all as built plans and specifications, operational manuals and guarantees/warranties for all of the work; (vii) a certificate from the Approved Architect (if required by Landlord) indicating that the Tenant's Work has been completed in accordance with the Approved Construction Plans; (viii) all other information reasonably requested by Landlord, and (ix) an unconditional and irrevocable acceptance of the Premises by Tenant. Tenant's request for payment of the Construction Allowance shall be deemed Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's payment request.

      E. Tenant shall also install the elevator in the Premises and perform the lobby demising work (the "E&L Improvements"), pursuant to the Approved Construction Plans and Approved Construction Contract relating to such phase of work. Landlord hereby approves of the Contractor and the Approved Architect as the contractor and architect that will design and construct the E&L Improvements. Landlord shall pay for the costs of the E&L Improvements in accordance with the following procedures:

      1. At such time as Tenant shall desire to receive a payment for the costs of the E&L Improvements (a "Payment"), but in no event more often than once per calendar month, Tenant shall execute and deliver to Landlord a request (a "Payment Request") for such Payment, in form and substance reasonably satisfactory to Landlord and with such supporting documentation and information as Landlord may reasonably require (the "Payment Request Documents"), and including, without limitation (unless waived by Landlord): (1) invoices covering the subject of the Payment Request, (2) conditional waivers of lien regarding the work or materials for which Tenant is seeking payment (conditioned only on receipt of payment) and unconditional waivers of lien for any work for which Landlord has already made a payment, and (3) a certificate from the Approved Architect indicating that the portion of E&L Improvements covered by such Payment Request has been completed in accordance with the Approved Construction Plans. Landlord shall, within fifteen (15) days after receiving a Payment Request, pay to Tenant (or at Tenant's request to the Contractor) the requested payment, provided that Tenant has submitted the Payment Request Documents to Landlord and Landlord has approved the same, which approval Landlord shall not unreasonably withheld.

      F. Failure to Disburse or Make Payment. If, following the satisfaction of all applicable conditions precedent set forth in this Work Letter relating to Landlord's obligation to make Disbursements or Payments as required under this Work Letter, Landlord fails to make such Disbursement or Payment to Tenant, then
(i) Landlord shall pay interest on the amount of such Disbursement or Payment Landlord was required to make from the date such amount was due until the date such amount is paid at the Applicable Interest Rate, and (ii) if such failure continues for ten (10) days after Tenant delivers written notice to Landlord of such delinquency, in addition to all other rights and remedies that may be available to Tenant, Tenant may set off the full amount of such Disbursement and/or Payment which was required to be made but not made by Landlord, plus interest pursuant to clause (i), against Rent under the Lease.

                                    SECTION 2

     PROCEDURE FOR APPROVAL OF TENANT'S WORKING DRAWINGS AND SPECIFICATIONS

      A. Requirements for Tenant's Working Drawings and Specifications. Landlord and Tenant hereby approve of the preliminary plans and specifications attached hereto as Attachment 1, which covers all of the Tenant's Work (the "Preliminary Plan"). For each phase of Tenant's Work, Tenant shall prepare and submit to Landlord complete working drawings and specifications, clearly indicating all items of Tenant's Work, including interior finishes and fixturization plan. Such working drawings and specifications shall be (i) prepared by a licensed architect and/or engineer and/or professional space planner/designer, mutually acceptable to Landlord and Tenant; (ii) in compliance with the Project standard design attached hereto as Attachment 2 and with all Applicable Laws; and (iii) prepared at 1/8" - 1'0" scale and furnished in four (4) duplicate sets. Landlord hereby approves of Habitec of San Jose, California, as the Approved Architect.

      B. Approval of Tenant's Working Drawings and Specifications. Landlord's prior written approval of Tenant's working drawings and specifications shall be required for all items in each phase of Tenant's Work in and about the Premises. Such approval shall not be unreasonably withheld, delayed or conditioned to the extent such working drawings and specifications are consistent with the Preliminary Plan. Tenant hereby acknowledges that approval by Landlord or Landlord's agent relate to the basic interior, exterior and system(s) design intent proposed for the Premises and shall not be construed as approval of the usability or performance of the proposed system(s). Tenant further acknowledges that nothing contained in Landlord's or Landlord's agent approvals shall be construed by Tenant as authorization to deviate from any governmental codes or regulations. In this regard, the following procedure shall apply:

      1. Within five (5) business days after Tenant has submitted to Landlord working drawings and specifications prepared in accordance with Paragraph A hereinabove, Landlord shall return to Tenant the working drawings and specifications marked "Approved", "Approved as Noted", or "Disapproved". Landlord shall not be held responsible for any delays caused by governmental authorities that cause a delay in Landlord's response to Tenant's submission. If Landlord returns to Tenant such working drawings and specifications marked "Approved as Noted" or "Disapproved," Landlord shall concurrently provide to Tenant, in writing, the specific reasons therefor.

      2. In the event that Landlord returns the working drawings and specifications, or any portion thereof, marked "Approved as Noted" and/or "Disapproved," Tenant shall, within ten(10) business days after Landlord has returned Tenant's working drawings and specifications, cause said working drawings and specifications (or such portions thereof as Landlord may have returned marked "Approved as Noted" or "Disapproved") to be revised and resubmitted to Landlord for Landlord's approval.

      3. Within three (3) business days after such resubmission by Tenant, Landlord shall return to Tenant the revised working drawings and specifications (or such portions thereof as Tenant shall have resubmitted in accordance with paragraph B.2 above) marked "Approved", "Approved as Noted", or "Disapproved," in accordance with paragraph B.1 above.

      4. Subject to the provisions of Paragraph C hereinbelow, the procedures set forth in this Paragraph B shall apply until Tenant's working drawings and specifications for the applicable phase of Tenant's Work have been approved by Landlord in all respects. Tenant's working drawings and specifications which have been approved in all respects by Landlord for the applicable phase of the Tenant's Work shall be referred to herein as the "Approved Construction Plans".

      5. Nothing contained in this Paragraph B shall extend the Commencement Date, except for a Landlord Delay. As used herein and in the Lease, the term "Landlord Delay" shall mean any delay resulting solely from the following: (i) Landlord's failure to approve or disapprove Tenant's working drawings and specifications within the time periods specified in Section 2(B) of this Work Letter, which shall be calculated on a day-for-day basis corresponding to the number of days by which Landlord was delinquent pursuant to the time periods specified in this Section 2(B); (ii) Landlord's breach of the Lease or this Work Letter, and in any event only to the extent of such delay caused solely by such Landlord breach; (iii) Landlord's failure to provide Tenant, Contractor or the Approved Architect, any of Tenant's Build-Out Agents with reasonable access to the Premises promptly after written request therefor, as such parties reasonably require for the design and construction of the Tenant's Work; (iv) Landlord's failure to make timely payment under this Work Letter as and when due pursuant to the terms hereof; and (v) any repair, maintenance or construction Landlord performs in the Premises which has the effect of delaying Tenant's Work. Such Landlord Delay shall be calculated on a day-for-day basis corresponding to the number of days Tenant's Work was actually delayed as a direct result of the foregoing.

                                    SECTION 3

                     CHANGES IN APPROVED CONSTRUCTION PLANS

      Modifications to Approved Construction Plans. No changes, modifications or alterations to the Approved Construction Plans may be made without the written consent of Landlord, which consent may not be unreasonably withheld.

                                    SECTION 4

                        CONSTRUCTION OF THE TENANT'S WORK

      A. Phasing of the Construction of the Tenant's Work. The parties acknowledge that, in order for Tenant to complete the Tenant Improvements on or before January 1, 2003, Tenant must be allowed to phase the Tenant's Work. Accordingly, Tenant may, at its sole discretion, design and construct the Tenant's Work in phases, which phases may start at the same or different times and which may overlap with other phases of the Tenant's Work, as follows:

      1.    Demolition of Floor 1 (the "Demolition Phase");

      2.    Build-out of Floor 2 and installation of Floor 2 FF &E ("Phase 2");

      3. Build-out of Floor 1 and Equipment Pad and installation of Floor 1 FF &E ("Phase 3"); and

      4.    Installation of elevator and build-out of lobby ("Phase 4").

      B. Permits and Approvals. Landlord hereby approves of Hallmark Construction as the "Contractor". With respect to each phase of Tenant's Work, promptly after receiving Landlord's approval of the Approved Construction Plans for the applicable phase of Tenant's Work, Tenant shall submit the Approved Construction Plans to all governmental agencies and authorities whose review and/or approval thereof is required and shall use commercially reasonable efforts to procure all permits, waivers, variances, consents and approvals required under Applicable Laws (collectively, the "Permits"). Landlord shall reasonably cooperate with Tenant (at no out of pocket cost or expense to Landlord) in Tenant's efforts to obtain the Permits including, without limitation, at Tenant's request, joining with Tenant in the application for such Permits, making reasonably necessary appearances before the City of Milpitas or Santa Clara

County, and taking all other steps reasonably necessary to obtain such Permits. Without limiting the generality of the foregoing, Landlord shall reasonably cooperate with Tenant (at no out of pocket cost or expense to Landlord) in its efforts to obtain the required Permits to construct, maintain and operate the Equipment Pad (as hereinafter defined).

                                    SECTION 5

                         COMPLETION OF THE TENANT'S WORK

      A. Conditions for Commencement of Tenant's Work. Tenant shall not commence any phase of the Tenant's Work in the Premises unless and until the following conditions have been met with respect to the phase for which Tenant wishes to commence construction:

      1. Approved Construction Plans for such phase shall have been achieved;

      2. Tenant shall be utilizing Contractor for such phase (or such other licensed and bonded contractor as may be approved by Landlord), and shall have entered into a construction agreement reasonably acceptable to Landlord relating to the work to be done with respect to such phase (the "Approved Construction Contract");

      3. Tenant shall have obtained all permits, licenses and approvals from all authorities required for the commencement of such phase of Tenant's Work, to be obtained at Tenant's sole cost, and shall furnish Landlord with copies of all said permits;

      4. Tenant shall have obtained all insurance required under the Lease and shall have furnished Landlord with certificates of such insurance in accordance with the Lease;

      5. Tenant shall have furnished Landlord with a certificate of Contractor's worker's compensation and liability insurance, which liability insurance shall name Landlord as an additional insured; and

      6. Landlord shall have consented in writing to the commencement of Tenant's Work in the Premises (provided, however, that Landlord shall provide such written consent promptly upon the satisfaction of the conditions described in clauses (1) through (5), above).

      B. General Requirements. Tenant shall diligently pursue the satisfaction of the conditions set forth in Section 5(A) above with respect to all phases of Tenant's Work. Promptly after the satisfaction of the conditions set forth in
Section 5(A) above with respect to the applicable phase of Tenant's Work, Tenant shall commence such phase of the Tenant's Work, and shall at all times thereafter diligently pursue the completion of the Tenant's Work. All Tenant's Work shall be performed strictly in accordance with the following:

      1. All Tenant's Work shall at all times comply with the requirements of all applicable laws, codes, ordinances, statutes, orders, rules and regulations of all federal, state, county, municipal and other governmental authorities and any covenants, conditions and restrictions or any supplement thereto recorded in any official or public records with respect to the Project or any portion thereof (collectively, "Applicable Laws") and any requirements of all governmental authorities having jurisdiction, and any and all agencies thereof, including requirements relating to utilizing union labor, if any, and paying prevailing wages in the locality in which the Premises are located;

      2. All Tenant's Work shall be performed in accordance with the Approved Construction Plans, a copy of which shall be maintained by Tenant at the Premises at all times until final completion of Tenant's Work;

      3. All Tenant's Work shall be performed without material and/or unreasonable interference with other work being performed in and about the Project, including the Premises;

      4. Tenant shall cooperate and comply with all reasonable rules and regulations which Landlord, its architect or contractor may make in connection with the construction of work in the Project; provided, however, that such rules and regulations have no material adverse effect, aside from those that would be typical in customary rules and regulations for comparable buildings, upon the design, budget or timetable for the Tenant's Work;

      5. Tenant shall comply with Landlord's Project standard criteria for the construction of improvements which are attached hereto as Attachment 2;


      6. Tenant shall at all times during the performance of Tenant's Work provide Landlord with a key to all locks installed by Tenant or its contractor in the Premises and, after completion of Tenant's Work, Tenant shall, at Tenant's cost and expense, change all such locks; and

      7. Tenant's entry prior to the commencement of the Lease Term shall be subject to all of the provisions of this Lease, other than the payment of rent and other charges to Landlord.

      8. All trash and surplus construction materials shall be stored within or near the Premises, including the parking lot, and shall be promptly removed from the Project when any refuse containers of such materials are full, or when the Tenant's Work is completed, whichever is earlier.

      9. Tenant's contractor shall provide temporary utilities, portable toilet facilities and portable drinking water as required for its work within the Premises; provided, however, that Tenant shall have the right to use the toilet facilities located in the Premises at its own cost and expense, and Landlord shall not be liable to Tenant in any manner whatsoever in the event such toilet facilities are not operational, for whatever reason.

      10. Tenant may prosecute the construction of Tenant's Work 24 hours a day, seven days a week; provided, however, that Tenant's contractor shall notify Landlord and Landlord's manager of the Project of any planned work to be done on weekends or other than normal job hours and Tenant shall use diligent efforts to minimize any disruption to other tenants of the Project.

      11. Tenant and Tenant's contractors are responsible for compliance with all applicable codes and regulation of duly constituted authorities having jurisdiction insofar as the performance of the work and completed improvements are concerned for all work performed by Tenant or Tenant's contractor and all applicable safety regulations established by the general contractor for the Project.

      12. Tenant's contractor and subcontractors shall not post signs in any part of the Project, other than in or about the Premises, unless required by Applicable Law, other than those signs that are reasonably necessary to provide identification for delivery of construction-related materials and for the construction entrance to the Project, provided that such signs are first approved by Landlord and are promptly removed upon completion of the Tenant's Work.

      C. Landlord's Reserved Rights. Landlord reserves the following rights with respect to Tenant's Work:

      1. Landlord shall at all times during the performance of Tenant's Work have a right of access to the Premises for the purpose of performing work in and about the Premises, both in connection with Landlord's construction and/or repair of the Project. Landlord, however, shall cooperate reasonably to coordinate such work with Tenant's Work in an effort to minimize interference with Tenant's Work;

      2. Landlord shall not be responsible to Tenant for any loss of or damage to any Tenant's property installed or left in the Premises or such other space within the Project prior to completion of Tenant's Work or at any time thereafter during the entire Lease Term;

      3. Any additional out-of-pocket costs and expenses incurred by Landlord (other than the Construction Allowance) arising by reason of any failure of Tenant to comply with the provisions of this Work Letter relating to the performance of the Construction Allowance Items, any modifications to the Approved Construction Plans therefor, including, without limitation, increased fees which Landlord may be required to pay for architectural, engineering and other similar services, any additional construction costs, and any and all other out-of-pocket costs, expenses and/or damages actually incurred or suffered by Landlord by reason thereof, directly or indirectly caused by Tenant's failure to comply with the provisions of this Work Letter relating to the Construction Allowance Items, shall be at the sole cost and expense of Tenant.

      D. Completion of Tenant's Work. Prior to the completion of the Tenant's Work, Tenant shall change all locks to all doors and windows to the Premises and Tenant shall have furnished Landlord with all keys to the locks installed by Tenant in the Premises.

                                    SECTION 6

                                  EQUIPMENT PAD

      A. Landlord acknowledges that as part of the Tenant Improvements, Tenant will be constructing and installing the "Equipment Pad" (as described on the Preliminary Plans) in an area adjacent to the Premises (the "Pad Area") (as shown on the Preliminary Plans). Tenant acknowledges that Landlord shall not be responsible for any costs associated with the construction, operation, maintenance or repair of the Equipment Pad, other than the portion of the Construction Allowance that will be used for the initial construction and installation of the Equipment Pad, including related items, such as piping, drainage, sewer and electrical.

      B. During the Lease Term, Tenant and Tenant's agents, employees, representatives, contractors and invitees shall have the continuous right to use the Pad Area together with reasonable access thereto for Tenant's operation and maintenance of the Equipment Pad. Tenant shall be responsible, at its sole cost and expense, for the operation, maintenance and repair of the Equipment Pad and Landlord shall not be responsible for any costs associated therewith. Tenant shall indemnify, defend and hold Landlord harmless from and against all loss or liability in any way related to the Equipment Pad.

      C. Upon the expiration or earlier termination of the Lease Term, Landlord may require that Tenant remove the Equipment Pad at Tenant's sole cost and expense.


                                    SECTION 7

                   COSTS EXCLUDED FROM TENANT IMPROVEMENT COST

      A. Exclusions from Tenant's Work Costs. Notwithstanding anything to the contrary contained in the Lease or this work Letter, Landlord shall be responsible for, and the cost of constructing the Tenant Improvements and FF&E shall not include the following:

      1. Costs incurred to remove Hazardous Materials from the Property or the surrounding area (to the extent the removal thereof is required pursuant to applicable Environmental Laws) unless the presence of such material was caused by Tenant or its agents, contractors, employees or invitees; and

      2. Costs incurred as a direct consequence of a Landlord Delay.